THIS FIRST AMENDED AND RESTATED  FINANCING  AGREEMENT dated as of April 25,
1997 is entered into by the STATE INDUSTRIAL DEVELOPMENT AUTHORITY, a public corporation organized under the laws of the State of Alabama (the "Issuer"), ADTRAN, INC., a corporation organized under the laws of the State of Delaware (the "Company"), and FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association, with its principal office in the City of Nashville, Tennessee (the "Bondholder").

                              Recitals

      The Issuer has heretofore issued its Taxable Revenue Bond, Series 1995 (ADTRAN, Inc. Project) in an authorized principal amount of $50,000,000 (the "Original Bond") pursuant to that certain Financing Agreement dated as of January 1, 1995 among the issuer, the Company and AmSouth Bank of Alabama ("AmSouth") (the "Original Financing Agreement").

     Pursuant to the Original Financing Agreement, AmSouth agreed to make a loan or loans ("Advances") to the Issuer in an amount not to exceed $50,000,000 for the purpose of financing the acquisition, construction and equipping of certain office, manufacturing, design, engineering, assembling and distribution facilities referred to as the "Project". An Advance of $20,000,000 was made pursuant to the Original Financing Agreement.

      The Bondholder has now agreed to purchase the Original Bond from AmSouth, and to make a further Advance to the Issuer in an aggregate amount not to exceed $50,000,000 total authorized amount (including the advance under the Original Financing Agreement) in order to complete the financing of the Project. In connection with the execution and deliver of this Amended and Restated Financing Agreement, the Issuer will issue its Amended and Restated Taxable Revenue Bond, Series 1995 (ADTRAN, INC. Project) in an authorized principal amount of $50,000,000 (the "Amended and Restated Bond") pursuant to this Amended and Restated Financing Agreement. The Original Bond as amended and restated by the Amended and Restated Bond is herein referred to as the "Bond". The Original
Financing Agreement as amended and restated by this Amended and Restated Financing Agreement is herein referred to as the "Financing Agreement". The Bond will continue to evidence the limited obligation of Issuer to repay Advances.

     The Issuer and the Company have heretofore entered into that certain Loan Agreement dated as of January 1, 1995 (the "Original Loan Agreement"). In connection with the execution and delivery of this Amended and Restated Financing Agreement, the Issuer and the Company shall enter into a First Amended And Restated Loan Agreement dated as of April 25, 1997 (the "Amended and Restated Loan Agreement"; the Original Loan Agreement as amended and restated by the Amended and Restated Loan Agreement is herein referred to as the "Loan Agreement"), whereby the Issuer will agree to loan the proceeds of the Bond to the Company, and the Company will agree to make loan repayments sufficient to pay the principal of, premium (if any) and interest on the Bond ("Debt Service") when due. As evidence of its obligation to make loan repayments with respect to Debt Service on the Original Bond, the Company has issued its note (the "Original Note") and, in connection with the execution and delivery of the Amended and Restated Financing Agreement, will issue its amended and restated note (the "Amended and Restated Note") as provided in the Amended and Restated Loan Agreement. The Original Note as amended and restated by the Amended and Restated Note is herein referred to as the "Note".

      The Bond is a limited obligation of the Issuer payable solely out of the payments by the Company pursuant to the Loan Agreement and the Note (the "Pledged Revenues").

     As security for the payment of Debt Service on the bond, the Issuer shall assign and pledge to the Bondholder all right, title and interest of the Issuer in and to the Pledged Revenues, the Loan Agreement and the Note (except for certain rights personal to the Issuer).

      It is contemplated by the parties that in connection with the execution and delivery of the Amended and Restated Financing Agreement (i) the Bondholder shall purchase the Original Bond from AmSouth as provided in this Amended and Restated financing Agreement, (ii) the Issuer shall transfer the Original Bond to the Bondholder pursuant to the requirements of this Agreement, by issuing the amended and Restated Bond provided for under this Amended and Restated financing Agreement, (iii) an Advance will be made pursuant to this Amended and Restated Financing Agreement in the principal amount of $30,000,000, (iv) the Company shall issue the Amended and Restated Note to the Bondholder under the terms of the Amended and Restated Loan Agreement and (v) the Bondholder will sell a participation interest in the Bond evidencing the outstanding Advances to AmSouth pursuant to a Participation Agreement dated April 25, 1997, between the Bondholder and AmSouth. Upon completion of the transaction described in these recitals, Advances in the total authorized amount of $50,000,000 will be outstanding under this Financing Agreement.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto covenant, agree and bind themselves as follows:

GRANTING CLAUSES

      The Issuer, in consideration of the premises and the purchase and acceptance of the Bond by the Bondholder, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Bondholder at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the Indebtedness and to secure the performance and observance by the issuer of all the covenants expressed herein and in the Bond, does hereby assign and grant a security interest in the following to the Bondholder, and its successors and assigns forever, for the securing of the performance of the obligations of the Issuer hereinafter set forth:

GRANTING CLAUSE FIRST

      All right, title and interest of the Issuer in and to the Loan Agreement, the Note, the Investment Agreement and the Pledged Revenues, and the Issuer further hereby expressly assigns and grants to the Bondholder the exclusive, present and continuing right to make claim for, collect, receive and give receipt for any of the amounts payable or receivable under the Loan Agreement and the Note (except for amounts payable to the Issuer as Additional Loan Payments), to bring actions and proceedings under and otherwise enforce the Loan Agreement, the Note and the Investment Agreement, and to generally do any and all things which the Issuer would or would become entitled to do under the Loan Agreement, the Note and the Investment Agreement in the absence of the grant to the bondholder provided herein, whether or not an Event of Default exists under the Loan Agreement, the Note or the Investment Agreement or be regarded, and may act with respect to the Note, Loan Agreement and Investment Agreement, as though the Bondholder were the holder and absolute owner thereof free of any other claim whatsoever, except only for the rights expressly reserved by the Issuer herein as to Additional Loan Payments and the Issuer's right of notice under
Section 10.2 hereof.

GRANTING CLAUSE SECOND

      All right, title and interest of the Issuer in and to all moneys and securities (if any) from time to time held by the Bondholder under the terms of this financing Agreement.

GRANTING CLAUSE THIRD

      Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other person on its behalf or with its written consent or by the Issuer or any other person on its behalf or with its written consent, and the Bondholder is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

      TO HAVE AND TO HOLD all and singular the interests and property covered by the foregoing, upon the terms herein set forth;

      PROVIDED, HOWEVER, that if the issuer, its successors or assign shall well and truly pay, or cause to be paid, the Debt Service on the Bond due or to become due thereon, at the times and in the manner set forth in the bond according to the true intent and meaning thereof, and shall well and truly cause to be kept, performed and observed all of its covenants and conditions pursuant to the terms of this financing Agreement, then upon the final payment thereof this Financing Agreement and the rights hereby granted shall cease, determine and be void; otherwise this financing Agreement shall remain in full force and effect.

ARTICLE 1

Definitions and Other Provisions
of General Application

      Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (1) The terms defined in this Article shall have the meanings assigned to them in this Article. Singular terms shall include the plural as well as the singular, and vice versa.

          (2) All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of the instrument as originally executed.

          (3) All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles. All references herein to "generally accepted accounting principles" refer to such principles as they exist at the date of application thereof.

          (4) The terms "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

          (5) The term "person" shall include and individual, corporation, partnership, joint venture, association, trust, unincorporated organization and any government or agency or political subdivision thereof.

      Acquisition Costs shall have the meaning assigned to that term in the Loan Agreement.

      Additional Loan Payments shall mean the amounts payable by the Company pursuant to Section 4.2(b), Section 7.2 and Section 8.4 of the Loan Agreement.

      Advances shall mean the loans provided for in Section 3.01 of this Financing Agreement.

      Aggregate Advances shall mean the total principal amount of the Advances made under the Financing Agreement.

      Amended and Restated Bond shall mean the amended and restated bond delivered pursuant to this Amended and Restated Financing Agreement.

      Amended and Restated Financing Documents shall mean the Amended and Restated Financing Agreement, the Amended and Restated Loan Agreement and the Amended and Restated Note.

      Amended and Restated Loan Agreement shall mean the First Amended and Restated Loan Agreement dated as of April 25, 1997 between the Issuer and the Company.

      Amended and Restated Note shall mean the promissory note in the principal amount of $50,000,000 delivered to the Company pursuant to the Amended and Restated Loan Agreement.

      AmSouth shall mean AmSouth Bank of Alabama, a state banking corporation under the laws of the State of Alabama, with its principal place of business in Birmingham, Alabama.

      Authorized Company Representative shall mean the President, the Vice President or the Secretary of the Issuer.

      Authorized Issuer Representative shall mean the President, the Vice President or the Secretary of the Issuer.

      Basic Loan Payments shall mean the amounts payable by the Company pursuant to Section 4.2(a) of the Loan Agreement.

      Bond shall mean the Original Bond, as amended and restated by the Amended and Restated Bond delivered pursuant to this Amended and Restated Financing Agreement.

     Bond Payment Date shall mean each date on which Debt Service is payable on the Bond.

       Bondholder shall mean First Union National Bank of Tennessee, an national banking association with its principal office in the City of Nashville, Tennessee, and its successors and assigns.

      Business Day shall mean any day other than a Saturday, a Sunday or a day in which banking institutions are required or authorized to remain closed in the city where the bondholder maintains its place of business for performance of its obligations under this Agreement.

      Change of Control means the occurrence, after the date of this Financing Agreement, of (i) any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or control, directly or indirectly, of securities of the Company (or other securities convertible into such securities) representing 51% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors; or (ii) during any period of up to 12 consecutive months, commencing before of after the date of this Agreement, individuals who at the beginning of such 12-month period were directors of the Company ceasing for any reason to constitute a majority of the Board of Directors of the Company unless the Persons replacing such individuals were nominated by the Board of Directors of the Company.

      Commitment shall mean $50,000,000 (subject to reductions as provided in Section 3.01(e) hereof).

      Company shall mean ADTRAN, Inc., a corporation organized under the laws of the State of Delaware, until a successor corporation shall have become such pursuant to the applicable provisions of the Financing Documents, and thereafter "the Company" shall mean such successor corporation.

      Costs of Issuance shall mean the expenses incurred by the Issuer or the Company in connection with the issuance of the Bond, including legal, consulting and accounting fees and expenses.

      Debt Service shall mean the principal, premium (if any) and interest payable on the Bond.

     Enabling Law shall mean Articles 2 and 2A, Chapter 10, Title 41 of the Code of Alabama 1975, as amended.

      Environmental Laws means the Environmental Protection Act, the Resource Conservation and Recovery Act of 1976, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act and any other federal, state or municipal law, rule or regulation relating to air emissions, water discharge, noise emissions, solid or liquid waster disposal, hazardous or toxic waster or materials, or other environmental or health matters.

      Event of Default shall have the meaning state in article 5 hereof. An Event of Default shall "exist" if an event of default shall have occurred and be continuing.

      Financing Agreement shall mean the Original Financing Agreement, as amended and restated by this First Amended and Restated Financing Agreement.

     Financing Documents shall mean this Financing Agreement, the Loan Agreement and the Note.

      Indebtedness shall mean all indebtedness of the Issuer at the time secured by the Pledged Revenues, including without limitation (i) all Debt Service on the Bond and (ii) all reasonable and proper charges and disbursements by the Bondholder made under the Financing Agreement.

      Interest Payment Date shall mean the first Business Day of each month beginning May 1, 1997.

      Interest Period shall mean the 30-day period beginning on one Interest Payment Date and ending on the next Interest Payment Date.

      Investment Agreement shall mean the agreement described in Section 3.04(b)(3) hereof.

       Issuer shall mean the State industrial Development authority, a public corporation organized under the laws of the State of Alabama.

      Loan Agreement shall mean the Original Loan Agreement as amended and restated by the Amended and Restated Loan Agreement.

     Loan Default shall mean a "Default" within the meaning state in Article 8 of the Loan Agreement. A Loan Default shall "exist" if such a Default shall have occurred and be continuing.

      Material Adverse Effect means any event or condition which, singly or in the aggregate with other events or conditions, material and adversely affects the business, properties, or operations of the Company.

      Money Market Account-Based Rate shall mean a rate 45 basis points in excess of the Money Market Account Rate, as determined on the date of initial issuance of the Amended and Restate Bond and each Interest Payment Date thereafter. The Money Market Account-Based Rate determined on each Interest Payment Date shall remain in effect until the following Interest Payment Date.

      Money Market Account Rate shall mean, with respect to any time at which the Money Market Account-Based Rate is to be determined, the rate of interest announced by the Bondholder as its interest rate applicable to Commercial Money Market Investment Accounts or, if such accounts are no longer offered by the Bondholder, the rate applicable to the interest-bearing demand deposit account type used by commercial customers of the Bondholder which, in Bondholder's judgment, most nearly approximates the product known as of the date hereof as the Commercial Money Market Investment Account.

     Note shall mean the Original Note as amended and restated by the Amended and Restated Note.

      Opinion of Counsel shall mean a written opinion of counsel who shall be acceptable to the Bondholder.

      Original Bond shall mean the bond delivered pursuant to the Original Financing Agreement.

       Original Financing Agreement shall mean that certain Financing Agreement dated as of January 1, 1995 among the Issuer, the Company and AmSouth.

       Original  Financing  Documents  shall  mean  the  Original
Financing Agreement, the Original Loan Agreement and the Original
Note.

      Original Loan Agreement shall mean that certain Loan Agreement dated as of January 1, 1995 between the Issuer and the Company.

      Original Note shall mean the promissory note in the principal amount of $50,000,000 delivered by the Company pursuant to the Original Loan Agreement.

       Person shall include any individual, corporation, partnership, joint venture, association, trust, unincorporated organization and any government or any agency or political subdivision thereof.

      Pledged Revenues shall mean all amounts payable by the Company under the Loan Agreement, except for Additional Loan Payments.

      Post-Default Rate shall mean (i) in respect of any Debt Service on the Bond which is not paid when due and, (ii) with respect to any other amount payable under the Financing Documents which is not paid when due, a rate equal to the then effective interest rate on the Bond, plus 200 basis points.

      Preliminary Agreement shall mean that certain Preliminary Agreement dated as of November 16, 1994, between the Issuer and the Company relating to the financing of the Project.

      Principal Office of the Bondholder shall mean the principal place of business of the Bondholder, presently located at 150 Fourth Avenue North, Nashville, Tennessee 37219.

      Project  shall mean (I) the Project  Site,  (ii) the Project  Building and
(iii) the Project Equipment, as such terms are defined in the Loan Agreement.

     Section 1.02. Effect of Headings and Table of Contents. The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.03. Date of Agreement. The date of this Financing Agreement is intended as and for a date for the convenient identification of this Financing Agreement and is not intended to indicate that this Financing Agreement was executed and delivered on said date.

      Section 1.04. Severability Clause. If any provision in this Financing Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 1.05. Governing Law. This Financing Agreement shall be construed in accordance with and governed by the laws of the State of Alabama.

     Section 1.06. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

                              ARTICLE 2

                 Representations, Warranties and Covenants

      Section 2.01. Representation and Warranties of the Issuer. The Issuer makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (1) It is duly organized as a public corporation under the provision of the Enabling Law and is not in default under any of the provisions contained in its certificate of incorporation or in the laws of the State of Alabama.

           (2) Under the provisions of the Enabling Law and its certificate of incorporation, it has the power to consummate the transactions contemplated by the Financing Documents to which it is a party.

           (3) By proper corporate action it has duly authorized the execution and delivery of the Financing Documents to which it is a party and the consummation of the transactions contemplated therein.

            (4) It has obtained all consents, approvals, authorizations and order of governmental authorities that are required to be obtained by it as a condition to the delivery of the Financing Documents to which it is a party.

          (5) The execution and delivery by it of the Financing Documents to which it is a party and the consummation by it of the transactions contemplated therein will not conflict which, be in violation of, or constitute (upon notice or lapse of time, or both) a default under its certificate of incorporation, and to its knowledge, any indenture, mortgage, deed of trust or other contract, agreement or instrument to which it is a part or is subject, or any resolution, order, rule, regulation, writ, injunction, decree or judgment of any governmental authority or court having jurisdiction over it.

           (6) The Financing Documents to which it is a party constitute legal, valid and binding obligations and are enforceable against it in accordance with the terms of such instruments, except as enforcement thereof may be limited by (I) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights and (ii) general principles of equity, including the exercise of judicial discretion in appropriate cases.

      Section 2.20 Representations and Warranties of the Company. The Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

           (1) It is duly organized as a corporation under the laws of the state of its incorporation and is not in default under any of the provisions contained in its certificate of incorporation or bylaws or in the laws of the state of its incorporation.

           (2) It has the corporate power and authority to own its properties and assets and to carry on its business as now being conducted and is duly qualified to do business in every jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

           (3) Its financial statements that have been furnished to the Bondholder are complete and correct and fairly present its financial condition as of the date or dates indicated and for the periods involved in accordance with generally accepted accounting principles applied on a consistent basis. There has been no materially adverse change in its financial condition or operations since the date of its most recent financial statements furnished to the Bondholder.

           (4) It has good and marketable title to all its properties and assets reflected on its most recent balance sheet furnished to the Bondholder, except for such properties and assets as have been dispose of since the date of such balance sheet as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of its business. All such properties and assets are free and clear of liens of any nature, except as disclosed in such financial statements.

           (5) It has filed or caused to be filed all federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes as shown on such returns or on any assessments received by it to the extent that such taxes have become due and payable.

          (6) It does not intend to use any part of the proceeds of the Bond, and has not incurred any indebtedness to be reduced, retired or purchased by it out of such proceeds, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, and it does not own and has no intention of acquiring any such margin stock.

           (7) The execution and delivery of the Financing Documents to which it is a party will not involve any prohibited transaction within the meaning of the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code. It has fulfilled its obligations under minimum funding standards of ERISA and is in compliance in all material respects with the applicable provisions of ERISA.

           (8) It has the power to consummate the transactions contemplated by the Financing Documents to which it is a party.

           (9) By proper corporate action it has duly authorized the execution and delivery of the Financing Documents to which it is a party and the consummation of the transactions contemplated therein.

            (10) It has obtained all consents, approvals, authorizations and orders of governmental authorities that are required to be obtained by it as a condition to the execution and delivery of the Financing Documents to which it is a party.

           (11) The execution and delivery by it of the Financing Documents to which it is a party and the consummation by it of the transactions contemplated therein will not (I) conflict with, be in violation of, or constitute (upon notice or lapse of time or both) a default under its certificate of incorporation or bylaws, any indenture, mortgage, deed of trust or other contract, agreement or instrument to which it is a party or is subject, or any resolution, order, rule, regulation, writ, injunction, decree or judgment of any governmental authority or court having jurisdiction over it or (ii) result in or require the creation or imposition of any lien of nay nature upon or with respect to any of its properties no owned or hereafter acquired, except as contemplated by the Financing Documents.

           (12) The Financing Documents to which it is a party constitute legal, valid and binding obligations and are enforceable against it in accordance with the terms of such instruments, except as enforcement thereof may be limited by (I) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights and (ii) general principles of equity, including the exercise of judicial discretion in appropriate cases.

           (13) There is not action, suit, proceeding, inquiry or investigation pending before any court or governmental authority, or threatened against it or affecting it or its properties, that (I) involves the consummation of the transactions contemplated by, or the validity or enforceability of, any of the Financing Documents or (ii) could have a materially adverse impact upon its financial condition or operations.

           (14) The Project constitutes a "project" of the type authorized and permitted by the Enabling Law.

           (15) The Company is duly qualified and authorized to transact business in the State of Alabama.

            (16) No investment bankers or underwriters are providing services of any nature in connection with the issuance and sale of the Bond and the various transactions associated therewith.

     Section   2.03.  Representations  and  Warranties   of   the
     Bondholder.

     (a) Enforcement of this Agreement. The Bondholder represents and warrants that this Financing Agreement constitutes a legal, valid and binding obligation of the Bondholder and is enforceable against the Bondholder in accordance with the terms of this instrument, except as enforcement hereof may be limited by (I) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights and (ii) general principles of equity, including the exercise of judicial discretion in appropriate cases.

     (b) Company's Credit. The Bondholder represents and warrants that it has made its own investigation of the Company's credit and the adequacy of the Pledged Revenues to pay Debt Service and the Bondholder does not rely on any representation of the Issuer with respect to the creditworthiness of the Company, the amount or adequacy of the Pledged Revenues or the investment quality of the Bond.

     Section 2.04  Reporting Requirements of Company.

     (a) Quarterly Financial Reports. As soon as available, and in any event by the 45h. day of each fiscal quarter end other than the fiscal quarter ending a fiscal year, the Company shall deliver to the Bondholder a balance sheet, income statement and statement of cash flows of the Company for and as of the end of the preceding fiscal quarter, all prepared by the Company on a consistent basis and certified by the Company's president or chief financial officer to be complete and correct and to present fairly, in accordance with GAAP (excluding year-end adjustments and required footnote disclosures), the financial condition of the Company and its consolidated affiliates, if any, as of the date of such statements and the results of its operations for such period. The quarterly financial information shall include a compliance certificate executed by the President or Chief Financial Officer of the Company.

     (b) Annual Financial Reports. As soon as available, and in any event within 90 days after the end of each fiscal year, the Company shall deliver to the Bondholder the audited balance sheet of the Company as of the end of such year and the related statements of income, retained earnings and cash flows for such year, together with supporting schedules and management letters or similar communications from the accountants, all such statements prepared in accordance with GAAP on a consolidated and consolidating basis by an independent certified public accountant acceptable to the Bondholder showing the financial condition of the Company and its consolidated affiliates at the close of such year and the results of its operations during such year. The annual financial information shall include a compliance certificate executed by the President or Chief Financial Officer of the Company.

     (c) Other Information. The Company shall provide the Bondholder with such additional information regarding the financial condition, properties, operations and prospects of the Company and its consolidated entities as the Bondholder may reasonably require.

     The Company further covenants with the Bondholder as follows:

     (1) Compliance with Laws. The Company is not in violation of any law or regulation to which the Company, its business or any of its properties are subject, the violation of which would likely have a Material Adverse Effect, and there are no outstanding citations, notices or orders of noncompliance issued to the Company under any such law or regulation, the violation of which would likely have a Material Adverse Effect. The Company has obtained all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business.

     (2) Full Disclosure of Material Facts. The Company has fully advised the Bondholder of all matters involving the Company's financial condition, business, operations, properties or industry that would be reasonably expected to have a Material Adverse Effect. No information, exhibit, or report furnished or to be furnished by the Company to the Bondholder in connection with the Agreement contains, as of the date thereof, any misrepresentation of fact or failed or will fail to state any material fact, the omission of which would render the statements therein materially false or misleading.

     (3) Environmental Compliance. The Company has duly complied with, and its properties are owned and operated in compliance with, all Environmental Laws, the violation of which would have Material Adverse Effect. The Company has obtained all required federal, state and local licenses, certificates or permits relating to it and its properties that are required by applicable Environmental Laws.

     (4) Maintenance of Existence and Business. The Company shall maintain its corporate existence, name, rights, and franchises and shall continue to operate primarily in the same type of business as it engages in as of the date hereof.

     (5) Notice of Litigation. The Company shall give the Bondholder prompt written notice of any litigation, arbitration, tax audit, administrative proceeding or investigation that may hereafter be instituted or threatened in writing in which the Company would be a party or which otherwise any affect the Company or any of its business, operations or properties, except for actions which, if adversely determined, would not have a Material Adverse Effect.

     (6) Other Notices. The Company shall promptly notify the Bondholder in writing if the Company learns of the occurrence of (I) any event that constitutes and Event of Default, together with a detailed statement of the steps being taken as a result thereof, or (ii) any other event or condition that has a Material Adverse Effect.

     (7) Taxes. The Company shall make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required of it by law, and execute and deliver to the Bondholder, on demand, appropriate certificates attesting to the payment or deposit thereof; provided, however, that the Company shall not be required to pay or discharge any such tax, assessment, charge or claim for as long as it is being diligently contested in good faith by proper proceedings and for which appropriate reserves are being maintained.

     (8) Compliance with Laws. The Company shall observe and comply with all laws and regulations, and shall maintain all certificates, franchises, permits, licenses, and authorizations necessary to the conduct of its business or the operation of its properties.

     (9) Accounts and Records. The Company shall maintain current books of record and account, in which, full, true, and correct entries will be made of all transactions.

     (10) Environmental Matters

           (a) COMPLIANCE WITH ENVIRONMENTAL LAWS. The Company will (i) employ in connection with its operations, appropriate technology and compliance procedures to maintain compliance with any applicable Environmental Laws,
     (ii) obtain and maintain any and all materials permits or other permits required by applicable Environmental Laws in connection with its operations and (iii) dispose of any and all Hazardous Substances (as so treated in Environmental Laws) only at facilities and with carriers reasonably believed to possess valid permits under Environmental Laws. The Company shall use its best efforts to obtain all certificates required by law to be obtained by the Company from all contractors employed by the Company in connection with the transport or disposal of any Hazardous Substances.

            (b) REMEDIAL WORK. If any investigation, site monitoring, containment, clean-up, removal, restoration or other remedial work of any kind or nature with respect to the Company's properties is required to be performed by the Company under any applicable local, state or federal law or regulation, any judicial order, or by any governmental or non-governmental entity or Person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Substance in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within any of the Company's property (or any portion thereof),the Company shall within 30 days after written demand for performance thereof (or such shorter period of time as may be required under applicable law, regulation, order or agreement) commence and thereafter diligently prosecute to completion, all such remedial work.

           (c) INDEMNIFICATION OF THE BONDHOLDER. The Company agrees to indemnify, defend (with counsel satisfactory to the Bondholder) and hold harmless Bondholder against any loss, liability, claim or expense, including attorney's fees, that Bondholder may incur as a result of the violation or alleged violation of any Environmental Law by the Company or with respect to any other violation of Environmental Laws with respect to the Company's properties. This covenant shall survive the repayment of the Bond.

      (11) Change of Control. The Company shall not suffer or permit the occurrence of a Change of Control.

                              ARTICLE 3

               Agreement to Make Advance and Purchase Bond

      Section 3.01. Advance. The Bondholder agrees, on the terms of this Amended and Restated Financing Agreement, to make a loan (the "Advance") to the Issuer in an aggregate amount at any one time outstanding up to but not exceeding the amount of the Commitment then in effect. The Advance made pursuant to the Original Financing Agreement in the amount of $20,000,000 was loaned to the Company contemporaneously with the execution and delivery of the Original Financing Agreement. In connection with the execution and delivery of this Amended and Restated Financing Agreement, the Bondholder will purchase the Original Bond from AmSouth and the Issuer will transfer the Original Bond to the Bondholder pursuant to the terms hereof by issuing the Amended and Restated Bond. In addition, an Advance under this Amended and Restated Financing Agreement shall be made in the amount of $30,000,000 and shall be loaned to the Company contemporaneously with the execution and delivery of this Agreement, raising the Aggregate Advances as of the date of execution and delivery hereof to the Commitment amount of $50,000,000.

      Section 3.02. Purchase of Bond. Contemporaneously with the execution and delivery of this Amended and Restated Financing Agreement the Bondholder shall purchase the Original Bond From AmSouth at a purchase price equal to Advances under the Original Financing Agreement plus accrued interest (if any) on the Original Bond. The Aggregate Advances shall be evidenced by the Amended and Restated Bond in substantially the form contained in Article 4 hereof. The obligation of the Bondholder to make the Advances shall constitute the purchase price of the Bond.

      Section 3.03. Use of Proceeds of Advances. The Advance hereunder shall be used to fund an identical and contemporaneous loan by the Issuer to the Company under the Loan Agreement. Accordingly, not later than 12:00 noon (Birmingham, Alabama time) on the date specified for the Advance, the Bondholder shall, subject to the terms and conditions of this Financing Agreement, make available the amount of the Advance to be made on such date by delivering the same, in immediately available funds, to the Company. The Company shall use the proceeds of the Advance and the corresponding loan solely to pay or reimburse Acquisition Costs or Costs of Issuance.

     Section 3.04  Conditions Precedent to the Advance.

      (a) The Advance. The obligation of the Bondholder to make the Advance hereunder in the amount of $30,000,000 is subject to the receipt by the Bondholder of the following documents, each of which shall be satisfactory to the Bondholder in form and substance:

      (1)    Original Financing Documents and Original  Bond.   A
specimen copy
of the duly executed Original Bond and a counterpart of each of the
Original Financing Documents, duly executed.

     (2)   Amended and Restated Bond.  The Amended and Restated
Bond, duly
executed.

     (3) Amended and Restated Financing Documents. A counterpart of each of the Amended and Restated Financing Documents, duly executed.

      (4)    Opinion of Bond Counsel.  An opinion of bond counsel
(Maynard,
Cooper & Gale, P.C., Birmingham, Alabama) in form and substance satisfactory to the Bondholder.

     (5) Opinion of Company Counsel. An opinion of counsel for Company (James L. North, Esq., Birmingham, Alabama) in form and substance satisfactory to the Bondholder.

     (6) Organization of Issuer and Approvals. Certificates with respect to the certificate of incorporation of the Issuer and all corporate action taken by the Issuer approving the Financing Documents and the consummation of the transactions contemplated thereby (including, without limitation, a certificate setting forth the resolutions of the board of directors of the Issuer for such purpose).

     (7) Organization of the Company and Approvals. Certified copies of the charter and bylaws of the Company and all corporate action taken by the Company approving the Financing Documents and the consummation of the transactions contemplated thereby (including, without limitation, acertificate setting forth the resolutions of the board of directors of the Company for such purpose and a certificate of incumbency identifying all officers of the Company who execute any of the Financing Documents or any other document executed in connection therewith).

     (8) No Litigation Certificates. Execution and delivery of a certificate by the Issuer and the Company stating that there is no litigation presently pending or to their knowledge threatened against the Issuer or the Company (or if so, describing the same) which, in the opinion of the Bondholder or its counsel, might adversely affect the Bond or the Bondholder's security.

     (9) Certificate of the Issuer. Execution and delivery of a certificate of the Issuer certifying that as of the date of the Advance: the Issuer has not made any assignment for the benefit of creditors, nor has a receiver, liquidator or trustee of the Issuer or any of the Issuer's property been appointed nor has any petition for bankruptcy reorganization or other arrangement of the Issuer pursuant to the Federal Bankruptcy Code, been filed, nor has the Issuer been adjudicated a bankrupt or insolvent, nor is any voluntary or involuntary petition by or against the Issuer as debor seeking an order for relief pursuant to the United States Bankruptcy Code, or any similar statute, pending, nor been filed nor has a state court entered an order for relief for the Issuer nor has the Issuer been liquidated or dissolved or its articles of incorporation or charter expires or been revoked.

     (10) Certificate of the Company. Execution and delivery of a certificate of the Company certifying that as of the date of the Advance: the Company has not made any assignment for the benefit of creditors, not has a receiver, liquidator or trustee of the Company or any of the Company's property been appointed nor has any petition for bankruptcy reorganization or other arrangement of the Company pursuant to the Federal Bankruptcy Code, been filed, nor has the Company been adjudicated a bankrupt or insolvent, nor is any voluntary or involuntary petition by or against the Company as debtor seeking an order for relief pursuant to the United States Bankruptcy Code, or any similar statute, pending, nor been filed nor has a state court entered an order for relief for the Company nor has the Company been liquidated or dissolved or its articles of incorporation or charter expired or been revoked.

      (11) Schedule of Expenses. A schedule (in summary form) of all expenses incurred in connection with the Original Financing Agreement to date, together with certification by an officer of the Company that all such expenditures have been made in accordance with the requirements of the Original Financing Documents and applicable law.

      (b) Other Conditions. The obligation of the Bondholder to make the Advance under this Amended and Restated Financing
Agreement is subject to the further conditions precedent that:

          (1) No Default and Accuracy of Representations. As of the date of the Advance and after giving effect thereto: (I) no Event of Default shall have occurred and to be continuing; (ii) no event shall have occurred and be continuing which, with notice or lapse of time or both, would constitute an Event of Default under this Financing Agreement, and (iii) the representations and warranties made by the Company in Section 2.02 hereof shall be true on and as of the date of the making of such Advance with the same force and effect as if made on and as of such date.

           (2) Security. On the date of the Advance under this Amended and Restated Financing Agreement the Company shall establish money market deposit accounts with the Bondholder and any Participant in the Bond (collectively, the "Money Market Account") and shall enter into an Investment Agreement dated April 25, 1997, with the Bondholder and any such Participant. Pursuant to the Investment Agreement, the Company shall grant as security for the payment of the Note a first priority right of setoff against and first priority perfected lien security interest in the Money Market Account. The pledge of the Money Market Account shall be pursuant to documentation satisfactory to the Bondholder. The Company may not use the proceeds of any Advance pursuant to this Agreement to make such deposit or to otherwise effect the pledge required by this Agreement.

Additional Evidence. The Bondholder may require the delivery of such additional legal opinions, certificates, proceedings, instruments and other documents as the Bondholder or its counsel may reasonably request to evidence (I) compliance by the Issuer and the Company with laws and legal requirements, (ii) the truth and accuracy, as of the date of the Advance, of the respective representations of the Issuer and the Company contained in the Financing Documents or the documentation required by this Section, and (iii) the due performance or satisfaction by the Issuer and the Company at or prior to the date of such Advance, of all agreements then required to be performed and all conditions then required to be satisfied by the Issuer and the Company pursuant to the Financing Documents.


                              ARTICLE 4

                              The Bond

     Section 4.01.  General Terms of the Bond.

      (a) The Bond shall be issued to evidence the obligation of the Issuer to repay the Aggregate Advances made under the Financing Agreement. The Bond shall be entitled "Taxable Revenue Bond, Series 1995 (ADTRAN, Inc. Project)" and shall be dated January 13, 1995.

      (b) The principal amount of the Bond shall mature and be payable on January 1, 2020.

      (c) Except as otherwise provided below, the outstanding unpaid Advances and the Bond shall bear interest during each Interest Period as the Money Market Account-Based Rate for such Interest Period. The Money Market Account-Based Rate applicable to the outstanding unpaid Advances for the initial Interest Period shall be determined as the date of delivery of this Amended and Restated Financing Agreement and thereafter shall be determined on the first day of each succeeding Interest Period.

      Interest accrued on the outstanding unpaid Advances and on the Bond shall be computed on the basis of an assumed year of 360 days for the actual number of days elapsed, payable on each Interest Payment Date. At least ten (10) days prior to each Interest Payment Date, the Bondholder shall provide the Company a written statement calculating the amount due as interest on the Bond on such Interest Payment Date based upon the interest rate option in effect since the prior Interest Payment Date.

      (d) Interest on overdue principal and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest on the Bond shall be payable at the Post-Default Rate.

      (e) Debt Service on the Bond payable on any Bond Payment Date shall be paid to the person in whose name the Bond is registered on such Bond Payment Date (or, if such Debt Service is not paid on the due date, to the person in whose name the Bond is registered on the date that the Issuer makes payment of such Debt Service).

     (f) Debt Service on the Bond shall be paid by wire transfer or other same-day funds to the account designated by the Bondholder by notice to the Issuer and to the Company, except for Debt Service payable on the Bond Payment Date on which the outstanding principal balance of the Bond is to be paid in full, which shall be paid only upon surrender of the Bond to the Issuer. All such payments shall be made in such coin or currency of the United States of America as of the time of payment is legal tender for the payment of public and private debts.

     Section 4.02.  Redemption

      (a) The issuer shall have the right (exercised upon the direction of the Company if no Loan Default exists) to redeem, without penalty, all or any portion of the unpaid principal amount of the Bond (in integral multiples of $5,000) at any time at a redemption price equal to 100 % of the principal amount to be redeemed plus accrued interest thereon to the redemption date.

      (b) Notice of redemption having been given as provided in this Financing Agreement, the principal of the Bond to be redeemed shall, on the redemption date, become due and payable at the redemption price specified in subsection (a) of this Section, and from and after such date (unless the Issuer shall default in the payment of the redemption price) such principal shall cease to bear interest.

     Section 4.03.  Optional Tender

     (a) The Bondholder shall have the option to tender the Bond for purchase in whole on April 25, 1999. If not exercised, the Bondholder's right of optional tender shall be extended as follows. Unless the Bondholder notifies the Issuer and the Company to the contrary in writing prior to February 1 of any year, the optional tender date shall be automatically extended for an additional year, with no further action required of the Bondholder, the Issuer or the Company. The optional tender date may not be extended in this automatic manner beyond the date 5 years from the date of the Advance under this Amended and Restated Financing Agreement unless the Bondholder, at its sole option, reinstates the automatic renewal provision for an additional 5 years by giving written notice to that effect. The automatic optional tender extension provision may similarly operate into the future, with the Bondholder's affirmative written reinstatement being necessary to continue the automatic renewal feature for successive 5 year periods.

     (b) The election of the Bondholder to exercise any right of optional redemption shall be evidenced by written notice to the Company and the Issuer dated at least 30 days prior to the optional tender date.

       Section 4.04. Form of Bond. The Bond shall be substantially in the following form, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Financing Agreement:

               [Form of Amended and Restated Bond]

        State Industrial Development Authority (Alabama)
                Taxable Revenue Bond, Series 1995
                     (ADTRAN, Inc. Project)

     The STATE INDUSTRIAL DEVELOPMENT AUTHORITY, a public corporation organized under the laws of the State of Alabama (the "Issuer"), for value received, hereby promises to pay to the registered owner identified below, or its registered assigns, the principal sum of FIFTY MILLION DOLLARS ($50,000,000), or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Bondholder to the Issuer under the Financing Agreement referred to below, on January 1, 2020, and to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such Advance is paid in full, at the rate per annum and on the dates provided in the Financing Agreement. All payments of principal and interest on this bond shall be made in lawful money of the United States of America by wire transfer or other same-day funds to the account designated by the Bondholder, except for the final payment of principal and interest which shall be made only upon surrender of this bond to the Issuer.

     This bond is issued under and pursuant to that certain Financing Agreement dated as of January 1, 1995, as amended and restated by an Amended and Restated Financing Agreement dated as of April 25, 1997 (the "Financing Agreement"), among the Issuer, First Union National Bank of Tennessee, a national banking association, with its principal office in the City of Nashville, TN (the "Bondholder"), and ADTRAN, Inc., a corporation organized under the laws of the State of Delaware (the "Company"). Capitalized terms not other wise defined herein shall have the meanings assigned in the Financing Agreement.

Pursuant to the Financing Agreement, the Bondholder has agreed to make a loan or loans (the "Advances") to the Issuer in an aggregate amount not to exceed, $50,000,000 for the purpose of financing the costs of acquiring, constructing and equipping of certain office, manufacturing, design, engineering, assembling and distribution facilities refereed to in the Financing Agreement as the "Project". As evidence of its repayment obligation with respect to such Advances, the Issuer has issued this bond.

     Pursuant to a Loan Agreement dated as of January 1, 1995, as amended and restated as of April 25, 1997 (the "loan Agreement"), between the Issuer and the Company, the amounts received as Advances by the Issuer and the Company, the amounts received as Advances by the Issuer have and will be loaned by the Issuer to the Company and the Company has agreed to repay such loan or loans at times and in amounts which will be sufficient to pay Debt Service on this bond when due. The Company's repayment obligations under the Loan Agreement are evidenced by the Note.

      Debt services on this bond is payable solely out of the amounts payable by the Company pursuant to the Loan Agreement. As security for the payment of Debt Service on this bond, the Issuer has assigned and pledged to the Bondholder all right, title and interest of the Issuer in and to the Loan Agreement and the Note (except for certain rights personal to the Issuer).

      THIS BOND IS A LIMITED OBLIGATION OF THE ISSUER PAYABLE SOLELY FROM AMOUNTS PAYABLE BY THE COMPANY UNDER THE LOAN AGREEMENT AND THE NOTE AND SECURED SOLELY BY THE PLEDGED REVENUES. THIS BOND WILL NOT CONSTITUTE AN INDEBTEDNESS OR OTHER LIABILITY OF THE STATE OF ALABAMA OR OF ANY POLITICAL SUBDIVISION THEREOF. NEITHER THE FAITH OR CREDIT OF THE STATE OF ALABAMA NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE PLEDGED TO THE PAYMENT OF THIS BOND OR THE INTEREST THEREON AND THE ISSUANCE OF THIS BOND SHALL NOT DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE THE STATE OF ALABAMA OR ANY POLITICAL SUBDIVISION THEREOF TO APPLY MONEY FOR, OR LEVY OR PLEDGE ANY FORM OF TAXATION WHATEVER TO THE PAYMENT OF, THE PRINCIPAL OF, PREMIUM, IF ANY, OR THE INTEREST OF THIS BOND, THE ISSUER HAS NO TAXING POWER.

      The Issuer may at is option (exercised at the direction of the Company)redeem all or any portion of the principal of this bond (in integral multiples of $5,000) at any time prior to maturity, upon the terms provided in the financing Agreement.

     The Bondholder shall have the option to tender this Bond for purchase in whole on April 25, 1999 (or such later date as provided under the terms of the Financing Agreement). If not exercised, the Bondholder's right of optional tender shall be extended upon there terms provided in the Financing Agreement.

     If an "Event of "Default" as defined in the Financing Agreement shall occur, the principal of this bond may become or de declared due and payable in the manner and with the effect provided in the Financing Agreement.

     This bond is transferable on the Bond Register maintained by the Issuer, upon surrender of this bond for transfer at the office of the Issuer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder hereof or his attorney duly authorized in writing, and thereupon evidence of such transfer shall be endorsed by the Issuer on the certificate of registration attached hereto.

     No service charge shall be made for any transfer hereinbefore referred to, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Issuer, the Company and any agent of the Issuer or the Company may treat the person in whose name this bond is registered as the owner of this bond for the purpose of receiving payment of Debt Service on this bond and for all other purposes whatsoever, whether or not any payment on this bond is overdue, and, to the extent permitted by law, neither the Issuer, the Company nor nay such agent shall be affected by notice to the contrary.

     No covenant or agreement contained in this bond or the Financing Agreement shall be deemed to be a covenant or agreement of any officer, agent or employee of the Issuer, and neither any member of the board of directors of the Issuer nor any officer executing this bond shall be liable personally on this bond or be subject to any personal liability or accountability by reason of the issuance of this bond.

     It is hereby certified, recited and declared that all acts, conditions and things required to be performed by the Issuer precedent to and in the execution and delivery of the Financing Agreement and issuance of this bond do exist, have happened and have been performed in due time, form and manner as required by law.

     IN WITNESS WHEREOF, the Issuer has caused this bond to be duly executed under its corporate seal.

Dated:  January 13, 1995.

                                 STATE   INDUSTRIAL   DEVELOPMENT
AUTHORITY



     By:_______________________________________
                                                    Its President

(S E A L)

Attest________________________
                 Secretary


                   Certificate of Registration

   This bond is registered on the Bond Register in the name of the person listed below:

        Date of             Name of             Signature of
      Registration     Registered Holder         Authorized
                                              Officer of Issuer

   January 13, 1995     AmSouth Bank of
                            Alabama
                      First Union National
                       Bank of Tennessee


     Section 4.05. Registration and Transfer.

     (a) The Bondholder, as designee of the Issuer shall cause to be kept at its principal place of business a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of the Bond and the registration of transfers of the Bond as herein provided.

     (b) Upon surrender for transfer of the Bond at the office of the Bondholder, as designee of the Issuer shall cause to be noted such transfer in the Bond Register and shall record such transfer in the certificate of registration attached to the Bond.

      c Upon presentation or surrender for transfer, the Bond shall (if so required by the Issuer) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed, the registered holder thereof or his history attorney duly authorized in writing.

     (d) No service charge shall be made for any transfer or exchange of the Bond, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Bond.

       (e) The Issuer, the Company and any agent of the Issuer or the Company may treat the person in whose name the Bond is registered as the owner of the purpose of receiving payment of Debt Service on the Bond and for all other purposes whatsoever whether or not any payment on the Bond is overdue and, to the extent permitted by law, neither the Issuer, the Company nor any such agent shall affected by notice to the contrary.

    Section 4.06. Execution. The Bond shall be executed on behalf of the Issuer by it President or Vice President under its corporate seal and attested by its Secretary.


                            ARTICLE 5

                      Defaults and Remedies


      Section 5.01. Events of Default. Any one or more of the following shall constitute an Event of Default under this Financing Agreement (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court to any order, rule or regulation of any administrative or government body):

     (1) default in the payment of interest upon the Bond when such interest becomes due and payable; or

     (2) default in the payment of the principal of (or premium, if any, on) the Bond when such principal ( or premium, if any) becomes due and payable, whether at its stated maturity, by declaration or acceleration or call for redemption or otherwise; or

     (3)  default in the purchase of the Bonds as required pursuant to
Section 4.03: or

     (4) default in the performance, or breach, of any covenant or warranty of the Issuer or the Company in this Financing Agreement (other than a covenant or warranty, a default in the performance or breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach period of 30 days after there has been given, registered or certified mail, to the Issuer and the Company by the Bondholder a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "notice of default: hereunder; or

     (5) any representation or warranty made by the Issuer or the Company herein or in any document, instrument or certificate furnished to the Bondholder in connection with the transactions contemplated by this Financing Agreement shall at any time prove to have been false or incorrect in any material respect as of the time made; or

     (6) the occurrence of any event default, as therein defined, under any other Financing Document, and the expiration of the applicable grace period, if any, specified therein;

      (7) the occurrence of an event of default under any other agreement evidencing or securing the Company's obligation for repayment of money borrowed from the Bondholder or AmSouth, and the expiration of the applicable grace period, if any, specified therein; or

      (8) the occurrence of an event of default under the Investment Agreement described in Section 3.04(b)(3) of this Agreement.

      Section 5.02. Acceleration of Maturity. If an event of Default exists, then and in every such case the Bondholder may declare the principal of the Bond and the interest accrued thereon to be due and payable immediately, by a notice in writing to the Issuer and the Company and upon any such declaration such principle and the interest accrued thereon shall become immediately due and payable.

      Section 5.03. Rights and Remedies Cumulative. No right or remedy herein conferred upon reserved to the Bondholder is intended to be exclusive of any other right or remedy and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given here under or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.04. Delay or Omission Not Waiver. No delay or omission of the Bondholder to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Bondholder may be exercised from time to time, as often as may demand expedient, by the Bondholder.

     Section 5.05. Waiver of Appraisement and other Laws.

     (a) To the full extent that they may lawfully so agree, the Issuer and the Company will not at any time insist upon, plead, claim or take the benefit or advantage of, any appeasement, valuation, stay, extension or redemption law now or hereafter in force in order to prevent or hinder the enforcement of this Financing Agreement; and the Issuer and the Company, for themselves and all who may claim under them, so far as they now or hereafter may lawfully do so, hereby waive the benefit of all such laws.

     (b) If any law in this Section referred to and now in force, of which the Issuer or the Company or their respective successors might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude of this Section.
     Section 6.01.  Payments.

     (a) Except to the extent otherwise provided herein, all payments under this Financing Agreement (including Debt Service on the Bond) shall be made in immediately available funds to the Bondholder at the Principal Office if the Bondholder, not later than 1:00 P.M. (Birmingham, Alabama time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day).

     (b) If any payment under this Financing Agreement is due on a day which is not a Business Day, such payment may be made on the first succeeding day which is a Business Day with the same effect as if made on the day such payment was due.

     Section 6.02. Company Appointed as Agent. The Issuer hereby appoints the Company as its agent for the purpose of giving the required notices for redemption's under this Financing Agreement; provided, however, that the Company shall have no authority it obligate the Issuer for payment from any source other than the Pledged Revenues, it being understood that the Issuer's liability under this Financing Agreement is limited as provided in Section 6.03.

     Section 6.03.  Limitation of Liability of Issuer.

     (a) The liability of the Issuer for the payment of any money due under this Financing Agreement and the Bond shall be limited solely to the Pledged Revenues.

      (b) The Bond shall not be a general obligation of the Issuer but shall be a limited and special obligation payable solely out so payments by the Company pursuant to the Loan Agreement and the Note. THE BOND WILL NOT CONSTITUTE AN INDEBTEDNESS OR OTHER LIABILITY OF THE STATE OF ALABAMA OR OF ANY POLITICAL SUBDIVISION THEREOF. NEITHER THE FAITH OR CREDIT OF THE STATE OF ALABAMA NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE PLEDGED TO THE PAYMENT OF DEBT SERVICE ON THE BOND AND THE ISSUANCE OF THE BOND SHALL NOT BE DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE THE STATE OF ALABAMA OR ANY POLITICAL SUBDIVISION THEREOF TO APPLY MONEY FOR, OR LEVY OR PLEDGE ANY FORM OF TAXATION WHATEVER TO THE PAYMENT OF, DEBT SERVICE ON THE BOND. THE ISSUER HAS NO TAXING POWER.

     (c) No recourse under or upon any covenant or agreement of this Financing Agreement shall be had against any past, present or future incorporator, agent, officer or member of the Board of Directors of the Issuer, or of any successor corporation, either directly or through the Issuer, whether by virtue of any constitution, statue or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Financing Agreement is solely a corporate obligation, and that no personal liability whatever shall attach to, or is or shall be incurred by, any incorporator, agent, officer or member of the Board of Directors of the Issuer or any successor corporation, or any of them, under or by reason of the covenants or agreements contained in this Agreement.


     Section 6.04. Purchase for Investment

     (a) Except as described in subsection (b) below, the Bondholder is purchasing the Bond solely for its own account and for the purpose of investment and not for resale, and the Bondholder has no present intention of distributing or reselling the Bond, but subject, nevertheless, to the disposition of the Bond being at all times within the Bondholder's control.

     (b) When the Advance is made under this Amended and Restated Financing Agreement, the Bondholder will sell a participation interest in the Bond to AmSouth. AmSouth shall execute and deliver to the Bondholder, the Issuer and the Company an investment letter stating in effect that it is purchasing such participation interest for its own account and will not sell or otherwise distribute such interest without the consent of the Company and the Bondholder and compliance with the Issuer's rules and regulations regarding the purchase or distribution of securities issued by the Issuer.

       Section 6.05. Consent of Bondholder. Except as otherwise expressly provided in this Financing Agreement, any consent by the Bondholder required pursuant to this Financing Agreement may be withheld by the Bondholder for any reasonable cause.

       Section 6.06. Form and Effective Date of Notice. Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Financing Agreement to be made upon, given or furnished to, or filed with the, the Issuer, the Bondholder or the Company shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Financing Agreement) either (I) delivered personally to the party or, if such party is not an individual, to an officer, partner or legal representative of the party to whom the same is directed (provided that any such document delivered personally to the Bondholder must be delivered at its Principal Office during normal business hours), or (ii) mailed by certified mail, postage prepaid and addressed as follows:

           (1)   if  to  the  Issuer,  at  105-N  State  Capitol,
Montgomery,    Alabama 36130, Attention:  Finance Director;

          (2)  if to the Bondholder, at 150 Fourth Avenue North,
Nashville, Tennessee  37219, Attention:  Timothy B. Fouts and
Gregory Bowers; and

           (3)   if  to  the Company, at 901 Explorer  Boulevard,
Huntsville,                   Alabama   35806-2807,    Attention:
Chairman of the Board.

The Issuer, the Bondholder and the Company may specify a different address for the receipt of such documents by mail by giving notice of the change in address to the other parties named in this Section.

      Section 6.07. Payment of Expenses. The Company agrees to pay all expenses of the Bondholder (including reasonable fees and expenses of its counsel) in connection with the preparation of the Financing Documents and the related documentation and the consummation of the transactions contemplated by the Financing Documents.

      Section 6.08. Termination. This Financing Agreement shall terminate when all amounts due to the Bondholder hereunder and under the Bond have been fully paid.

      Section 6.09. Successors and Assigns. All covenants and agreements in this Financing Agreement by the Issuer, the Company or the Bondholder shall bind their respective successors and assigns, whether so expressed or not.

      Section 6.10. Assignment. The Company may not assign its rights or obligations under this Financing Agreement without the prior written consent of the Bondholder.

      Section 6.11. Benefits of Agreement. Nothing in this Financing Agreement, express or implied, is intended to give any person, other than the parties hereto and their successors and (subject to the requirements of Section 6.09) assigns hereunder, any benefit or any legal or equitable right, remedy or claim under this Financing Agreement.

      Section 6.12. Limitation of Liability of Bondholder. The Company agrees to indemnify, defend (with counsel satisfactory to the Bondholder) and hold harmless the Bondholder against any loss, liability, claim or expense, including attorneys' fees, that the Bondholder may incur in connection with its relationship with the Company hereunder, except for such losses as may result from the gross negligence or willful misconduct of the Bondholder regarding Advances hereunder. The bondholder shall not be liable to the Company except for matters resulting from the Bondholder's gross negligence or willful misconduct, and liability for all other matters in connection therewith is hereby waived. The Bondholder and the Company shall not in any event be liable to the other for special, consequential, exemplary or punitive damages with respect to the Advances.

      Section 6.13. No Warranties. The Company recognizes that the plans and specifications for the Project will be furnished, prepared, revised and/or implemented substantially to the Company's requirements; therefore, THE ISSUER MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE PROJECT INCLUDING, BUT NOT LIMITED TO, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSES; THE DESIGN OR CONDITION THEREOF; THE WORKMANSHIP, QUALITY OR CAPACITY THEREOF; COMPLIANCE THEREOF WITH THE REQUIREMENTS OF ANY LAW, RULE SPECIFICATIONS, OR CONTRACT PERTAINING THERETO; PATENT INFRINGEMENT; LATENT DEFECTS; OR THAT THE PROCEEDS DERIVED FROM THE SALE OF THE BOND WILL BE SUFFICIENT TO PAY IN FULL FOR SAME.

  THIS FIRST AMENDED AND RESTATED LOAN AGREEMENT, dated as of April 25, 1997, between the STATE INDUSTRIAL DEVELOPMENT AUTHORITY, a public corporation organized under the laws of the State of Alabama (the "Issuer") and ADTRAN, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company");

                                   WITNESSETH:

      That the parties hereto, intending to be legally bound hereby, and for and in consideration of the premises and the mutual covenants hereinafter contained, do hereby covenant, agree and bind themselves as follows:

                                    ARTICLE 1

                                   Definitions

      All capitalized, undefined terms used herein shall have the same meanings as used in Article 1 of the hereinafter defined Financing Agreement. In addition, the following words and phrases shall have the following meanings:

      Acquisition Costs shall have the meaning set forth in Section 5.1(d) hereof.

      Amended and Restated Financing Agreement shall mean the First Amended and Restated Financing Agreement dated as of April 25, 1997 among the Issuer, the Company and the Bondholder.

      Default means any Default under this Agreement as specified in and defined by Section 8.1 hereof.

      Financing Agreement means the Original Financing Agreement as amended and restated by the Amended and Restated Financing Agreement.

      Note means the promissory note delivered by the Company pursuant to this Agreement.

       Original Financing Agreement shall mean that certain Financing Agreement dated as of January 1, 1995 among the Issuer, the Company and AmSouth Bank of Alabama.

     Project means the Project Site, the Project Building and the Project Equipment, as they may at any time exist.

       Project Building means those certain buildings and structures constructed on the Project Site, described generally in Exhibit "B" hereto.

      Project Equipment means the personal property and fixtures acquired by the Company and installed in the Project Building, described generally in Exhibit "C" hereto.

       Project Site means the real property described in Exhibit "A" hereto.

     State means the State of Alabama.

                                    ARTICLE 2

           Representations, Covenants and Warranties

      Section 2.1. Representations, Covenants and Warranties of the Issuer. The Issuer represents, covenants and warrants that:

          (1) It is duly organized as a public corporation under the provisions of the Enabling Law and is not in default under any of the provisions contained in its certificate of incorporation or in the laws of the State.

           (2) Under the provisions of the Enabling Law and its certificate of incorporation, it has the power to consummate the transactions contemplated by the Financing Documents to which it is a party.

           (3) By proper corporate action it has duly authorized the execution and delivery of the Financing Documents to which it is a party and the consummation of the transactions contemplated therein.

            (4) It has obtained all consents, approvals, authorizations and orders of governmental authorities that are required to be obtained by it as a condition to the execution and delivery of the Financing Documents to which it is a party.

           (5) The execution and delivery by it of the Financing Documents to which it is a party and the consummation by it of the transactions contemplated therein will not conflict with, be in violation of, or constitute (upon notice or lapse of time, or both) a default under its certificate of incorporation, and, to its knowledge, any indenture, mortgage, deed of trust or other contract, agreement or instrument to which it is a party or is subject, or any resolution, order, rule, regulation, writ, injunction, decree or judgment of any governmental authority or court having jurisdiction over it.

           (6) The Financing Documents to which it is a party constitute legal, valid and binding obligations and are enforceable against it in accordance with the terms of such instruments, except as enforcement thereof may be limited by (i) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights and (ii) general principles of equity, including the exercise of judicial discretion in appropriate cases.

      Section 2.2.  Representations, Covenants and Warranties  of
the  Company.   The  Company represents, covenants  and  warrants
that:

           (1) It is duly organized as a corporation under the laws of the state of its incorporation and is not in default under any of the provisions contained in its certificate of incorporation or bylaws or in the laws of the state of its incorporation.

           (2) It has the corporate power and authority to own its properties and assets and to carry on its business as now being conducted and is duly qualified to do business in every jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

           (3) Its financial statements that have been furnished to the Bondholder are complete and correct and fairly present its financial condition as of the date or dates indicated and for the periods involved in accordance with generally accepted accounting principles applied on a consistent basis. There has been no materially adverse change in its financial condition or operations since the date of its most recent financial statements furnished to the Bondholder.

           (4) It has good and marketable title to all its properties and assets reflected on its most recent balance sheet furnished to the Bondholder, except for such properties and assets as have been disposed of since the date of such balance sheet as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of its business. All such properties and assets are free and clear of liens of any nature, except as disclosed in such financial statements.

           (5) It has filed or caused to be filed all federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes as shown on such returns or on any assessments received by it to the extent that such taxes have become due and payable.

          (6) It does not intend to use any part of the proceeds of the Bond, and has not incurred any indebtedness to be reduced, retired or purchased by it out of such proceeds, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, and it does not own and has no intention of acquiring any such margin stock.

           (7) The execution and delivery of the Financing Documents to which it is a party will not involve any prohibited transaction within the meaning of the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code. It has fulfilled its obligations under minimum funding standards of ERISA and is in compliance in all material respects with the applicable provisions of ERISA.

           (8) It has the power to consummate the transactions contemplated by the Financing Documents to which it is a party.

           (9) By proper corporate action it has duly authorized the execution and delivery of the Financing Documents to which it is a party and the consummation of the transactions contemplated therein.

            (10) It has obtained all consents, approvals, authorizations and orders of governmental authorities that are required to be obtained by it as a condition to the execution and delivery of the Financing Documents to which it is a party.

           (11) The execution and delivery by it of the Financing Documents to which it is a party and the consummation by it of the transactions contemplated therein will not (i) conflict with, be in violation of, or constitute (upon notice or lapse of time, or both) a default under its certificate of incorporation or bylaws, any indenture, mortgage, deed of trust or other contract, agreement or instrument to which it is a party or is subject, or any resolution, order, rule, regulation, writ, injunction, decree or judgment of any governmental authority or court having jurisdiction over it or (ii) result in or require the creation or imposition of any lien of any nature upon or with respect to any of its properties now owned or hereafter acquired, except as contemplated by the Financing Documents.

           (12) The Financing Documents to which it is a party constitute legal, valid and binding obligations and are enforceable against it in accordance with the terms of such instruments, except as enforcement thereof may be limited by (i) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights and (ii) general principles of equity, including the exercise of judicial discretion in appropriate cases.

           (13) There is no action, suit, proceeding, inquiry or investigation pending before any court or governmental authority, or threatened against it or affecting it or its properties, that (i) involves the consummation of the transactions contemplated by, or the validity or enforceability of, any of the Financing Documents or (ii) could have a materially adverse impact upon its financial condition or operations.

           (14) The Project constitutes a "project" of the type authorized and permitted by the Enabling Law.

           (15) The Company is duly qualified and authorized to transact business in the State of Alabama.

            (16) No investment bankers or underwriters are providing services of any nature in connection with the issuance and sale of the Bond and the various transactions associated therewith.



                                    ARTICLE 3

                              Issuance of the Bond

      Section  3.1.  Agreement to Issue the Bond;  Loan  of  Bond
Proceeds.

       The Issuer, concurrently with the execution of this Agreement, will issue, sell, and deliver the Bond in accordance with the provisions of Article 4 of the Financing Agreement and will loan the proceeds thereof to the Company in accordance with the provisions of Article 4 of this Agreement.

                                    ARTICLE 4

                                    The Loan

     Section 4.1. Loan of Bond Proceeds. The Issuer does hereby loan and agree to loan the principal amount of the Advances with respect to the Bond to the Company, and the Company does hereby borrow and agree to borrow such amount from the Issuer. The Company shall execute and deliver the Note in the form of Exhibit D hereto in evidence of such loan. The Issuer shall cause the Bondholder to deliver the proceeds of the Advances directly to the Company, whereupon the amount of the Advances shall be deemed to have been loaned by the Issuer to the Company under this Agreement. The proceeds of the Advance under this Amended and Restated Loan Agreement (in addition to the Advance under the Original Financing Documents) shall be $30,000,000, and the Issuer will cause the Bondholder to deliver such proceeds to the Company contemporaneously with the execution and delivery hereof.

     Section 4.2.  Loan Payments.

      (a) The Company hereby covenants and agrees that on or before each Interest Payment Date and on or before each Bond Payment Date for the Bond or any other date on which Debt Service on the Bond is required to be paid pursuant to the Financing Agreement, until the principal of, premium, if any, and interest on the Bond shall have been fully paid or provision for the payment thereof shall have been made, the Company shall pay, in immediately available funds, to the Bondholder as assignee of the Issuer, amounts which will at all times be sufficient to pay the amount payable on each such date as principal of (whether at maturity, upon redemption or acceleration or otherwise), premium, if any, and interest on the Bond as provided in the Financing Agreement. It is understood and agreed that all payments payable by the Company under subsection
(a) of this Section 4.2 have been assigned by the Issuer to the Bondholder. The Company assents to such assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay to the Bondholder all payments payable by the Company pursuant to this subsection by wire transfer or other same-day funds to an account designated by the Bondholder.

      (b) The Company will also pay, as additional payments, the reasonable expenses of the Issuer related to the issuance of the Bond. The Issuer reserves the right to adopt and impose an administrative fee to be paid annually by the Company to the Issuer during the term of the Bond (such fee not to exceed 1/10th of 1% of the principal amount of Bond outstanding), and the Company agrees to pay such administrative fee to the Issuer if, as and when, requested.

      (c) If the Company should fail to make any of the payments required in this Section 4.2, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon, to the extent permitted by law, from the date when such payment was due, at the applicable Post Default Rate.

      Section 4.3. Obligations of Company Unconditional. The obligations of the Company to make the payments required in Section 4.2 and to perform and observe the other agreements contained herein shall be absolute and unconditional and shall not be subject to any defense or any right of setoff, counterclaim or recoupment arising out of any breach by the Issuer or the Bondholder of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer or the Bondholder, and shall not be affected by the occurrence of any event which might otherwise give rise to a claim of failure of consideration or frustration of purpose. Until such time as the principal of, premium, if any, and interest on the Bond shall have been fully paid, the Company (i) will not suspend or discontinue any payments provided for in Section 4.2 hereof, (ii) will perform and observe all other agreements contained in this Agreement and (iii) except as otherwise provided herein, will not terminate this Agreement for any cause. Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained, and in the event the Issuer should fail to perform any such agreement on its part, the Company may institute such action against the Issuer as the Company may deem necessary to compel performance so long as such action does not abrogate the obligations of the Company contained in the first sentence of this Section.

      Section 4.4. Delivery of Note. Simultaneously with the delivery of the Bond, the Company shall execute and deliver the Note to the Bondholder, as assignee of the Issuer, in a principal amount equal to $50,000,000 (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances), and payable at times and in amounts corresponding to the required payments of Debt Service on the Bond. The Note shall be considered evidence of and security for the Company's obligation to make loan payments under Section 4.2(a) of this Agreement. All loan payments made pursuant to Section 4.2(a) of this Agreement with respect to the Bond shall be credited against the required payments under the Note, all to the end that the unpaid principal amount of the Bond shall be equal to the unpaid principal amount of the Note. Whenever all Debt Service on the Bond has been fully paid, the Note shall be deemed fully paid, and the Issuer shall cause the Bondholder to surrender the Note to the Company.


                                    ARTICLE 5

                                   The Project

      Section 5.1. Acquisition, Construction and Installation of the Project.

      (a) The real property, building(s), structure(s) and equipment to be acquired, constructed and installed by the Company as part of the Project are described in Exhibits A, B and C.

      (b) The Company may cause changes or amendments to be made in the description of the Project, provided that such changes or amendments will not change the nature of the Project to the extent that it would not qualify for financing under the Enabling Law.

     (c) The Issuer shall cause the Advance of $30,000,000 to be made by the Bondholder with respect to the Bond and will loan the proceeds thereof to the Company under the provisions of Article 4 of this Agreement contemporaneously with the execution and delivery hereof. The proceeds of the Advance and of the corresponding loan hereunder shall be applied solely to the payment or reimbursement of Acquisition Costs and Costs of Issuance.

      (d) For purposes of this Agreement, the term "Acquisition Costs" shall mean all costs of acquiring, constructing and installing the Project, including without limitation:

           (1) all costs related to the acquisition of real property or any interest therein,

            (2)   the  cost  of  labor,  materials  and  supplies
     furnished   or   used  in  the  construction,  installation,
     renovation, or rehabilitation of buildings and structures,

          (3) acquisition, transportation and installation costs for personal property and fixtures,

           (4) fees for architectural, engineering, legal and supervisory services,

          (5) expenses incurred in the enforcement of any remedy against any contractor, subcontractor, materialman, vendor, supplier or surety,

           (6) interest accruing on indebtedness incurred by the Issuer or the Company (including the Bond) in connection with the acquisition and construction of, or other work on, the Project for the period ending on the date the Project is placed in service,

          (7)  fees for an appraisal of the Project,

           (8) insurance premiums and taxes incurred until the Project is (or was) placed in service, and

           (9) any fee payable to the Bondholder in connection with its commitment to purchase the Bond.

       Section  5.2.   Requests  for  Advances.   [This   Section
intentionally omitted.]

      Section 5.3. Completion of the Project. The completion of the Project shall be evidenced by a certificate delivered to the Bondholder and the Issuer and signed by an Authorized Company
Representative stating that

           (1) the acquisition, construction and installation of the Project has been completed in accordance with the plans and specifications therefor (including any changes or amendments to such plans and specifications pursuant to Section 5.1), and

          (2) all amounts due for labor, materials, supplies and other costs incurred in connection with the acquisition, construction and installation of the Project have been paid.

                                    ARTICLE 6

                                Special Covenants

     Section 6.1. Further Assurances and Corrective Instruments. The Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying out the expressed intention of this Agreement.

      Section 6.2. Issuer and Company Representatives. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required or the Issuer or the Company is required to take some action at the request of the other, such approval or such request shall be given for the Issuer by an Authorized Issuer Representative and for the Company by an Authorized Company Representative. The Bondholder shall be authorized to act on any such approval or request.

      Section 6.3. Financial Reports. So long as any portion of the Bond remains outstanding and unpaid, the Company shall furnish or cause to be furnished to the Issuer and to the Bondholder the information furnished by the Company to its public shareholders in the forms and at the times so furnished and such other information as the Issuer or the Bondholder shall reasonably request.

      Section 6.4. Eligibility of Project for Financing. The Company makes the following representations and warranties regarding the eligibility of the Project for financing under the Enabling Law:

           (a) The Project will be used in a trade or business described in SIC Code Major Group 36.

           (b) Either (1) the average hourly wage for full-time hourly wage paid employees at the Project will be at least $8.00 per hour or (2) the average total compensation (including benefits) for full-time paid employees at the Project will be at least equivalent to $10.00 per hour.

            (c) The Company expects and agrees to invest approximately $20,000,000 in the Project within twenty-four (24) months from the commencement of construction of the Project and anticipates investing not less than an additional $30,000,000 in the Project by not later than five years thereafter. In any event, the Company's capital investment in the Project shall equal or exceed the aggregate Advances.

           (d) The Company expects and agrees to employ at least 250 full-time new employees at the Project within 18 months from the date that the Project is placed in service. The Company also anticipates employing at least 500 additional full-time employees within the following five years. For purposes of this paragraph, the Company will subtract from the number of new employees employed at the Project the total number of employees who have been laid off by the Company in Alabama during the two years preceding the date of delivery of this Agreement. The term "new employees" includes only those individuals (i) who have not previously been employed by the Company in Alabama; (ii) will be employed at the Project; and (iii) will be subject to the personal income tax imposed by Section 40-18-2 of the Code of Alabama (1975) upon commencement of employment at the Project.

           (e) The Company did not commence the acquisition or construction of the Project prior to the date of the Preliminary Agreement dated November 16, 1994 with respect to the Project. For purposes of this paragraph, preliminary expenditures not exceeding 10% of the total cost of the Project for items such as architectural, engineering, surveying, soil testing, feasibility and similar costs shall not be considered as the commencement of acquisition or construction.

           (f) The amount of Job  Development  Fees (as defined in the  Enabling
     Law) assessed by the Company and withheld from the gross wages of its new employees at the Project shall not exceed the amount permitted by the Enabling Law and the rules and regulations of the Issuer and the Alabama Revenue Department.

           (g) The Company has complied and will comply with all of the provisions of the Enabling Law and the Issuer's rules and regulations applicable to it.

      Failure to comply with representations and warranties contained in this Section shall not constitute a Default under Section 8.1 but shall constitute grounds for the reduction, suspension or denial by the Alabama Revenue Department of the job development fee and the credits against corporate income taxes granted by the Enabling Law.

     ARTICLE 7

            Assignment; Indemnification; Redemption

      Section 7.1. Assignment. This Agreement may not be assigned, as a whole or in part, without the prior written consent of the Bondholder and the Issuer; provided, however, that no such assignment shall, in the opinion of Bond Counsel, violate any provisions of the Enabling Law.

     Section 7.2.  Release and Indemnification Covenants.

      (a) The Company shall and hereby agrees to indemnify and save the Issuer harmless against and from all claims (including reasonable fees and expenses of Issuer's counsel) by or on behalf of any person, firm, corporation or other legal entity arising out of or in connection with the issuance of the Bond, the acceptance of the Issuer's duties and responsibilities under this Agreement or the Financing Agreement, the acquisition, construction, operation or occupancy of the Project or the Issuer's performance or observance of any agreement or covenant on its part to be observed or performed under this Agreement or the Financing Agreement, including without limitation (1) the offer and sale of the Bond or a subsequent sale or distribution of any of the Bond, and (2) the exercise, or failure to exercise, any right, privilege or power of the Issuer under this Agreement. The Company shall indemnify and save the Issuer harmless from any such claim arising as aforesaid, or in connection with any action or proceeding brought thereon, and upon notice from the Issuer, the Company shall defend the Issuer in any such action or proceeding.

      (b) Notwithstanding the fact that it is the intention of the parties hereto that the Issuer shall not incur any pecuniary liability by reason of the terms of this Agreement or the undertakings required of the Issuer hereunder, by reason of the issuance of the Bond, by reason of the execution of the Financing Agreement, by reason of the acquisition, construction, operation or occupancy of the Project or by reason of the performance of any act requested of the Issuer by the Company, including all claims, liabilities or losses arising in connection with the violation of any statutes or regulation pertaining to the foregoing; nevertheless, if the Issuer should incur any such pecuniary liability, then in such event the Company shall indemnify and hold the Issuer harmless against all claims, demands or causes of action whatsoever, by or on behalf of any person, firm or corporation or other legal entity arising out of the same or out of any offering statement or lack of offering statement in connection with the sale or resale of the Bond and all costs and expenses incurred in connection with any such claim or in connection with any action or proceeding brought thereon, and upon notice from the Issuer, the Company shall defend the Issuer in any such action or proceeding. All references to the Issuer in this Section shall be deemed to include its directors, officers, employees, and agents.

      Notwithstanding anything to the contrary contained herein, the Company shall have no liability to indemnify the Issuer against claims or damages resulting exclusively from the Issuer's own gross negligence or willful misconduct.

      Section 7.3. Redemption of Bond. The Company shall have and is hereby granted the option to cause all or a portion of the Bond to be redeemed at the times permitted by the Financing Agreement. The Issuer, at the request of the Company, shall forthwith take all steps (other than the payment of the money required for such redemption) necessary under the applicable redemption provisions of the Financing Agreement to effect redemption of all or part of the Bond, as may be specified by the Company, on the date established for such redemption. So long as no Loan Default exists, the Company shall be authorized to take all steps necessary on behalf of the Issuer to effectuate redemption of the Bond.

      Section 7.4. Issuer to Grant Security Interest to the Bondholder. The parties hereto agree that pursuant to the Financing Agreement, the Issuer shall assign to the Bondholder, in order to secure payment of the Bond, all of the Issuer's right, title, and interest in and to this Agreement, except for the Issuer's rights under Sections 4.2(b), 7.2, 8.4 and 10.2 hereof.


                                    ARTICLE 8

                              Defaults and Remedies

      Section 8.1. Defaults Defined. The following shall be "Defaults" under this Agreement and the term "Default" shall mean, whenever it is used in this Agreement, any one or more of the following events:

           (a) Failure by the Company to pay any amount required to be paid under subsection (a) of Section 4.2 hereof.

           (b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in Section 8.1(a), for a period of thirty (30) days after written notice specifying such failure and requesting that it be remedied shall have been given to the Company by the Issuer or the Bondholder, unless the Issuer and the Bondholder shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Bondholder will not unreasonably withhold their consent to an extension of such time if corrective action is instituted by the Company within the applicable period and diligently pursued until such failure is corrected.

           (c) The dissolution or liquidation of the Company, except as authorized by Section 2.2 hereof, or the voluntary initiation by the Company of any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or any other form of debtor relief, or the initiation against the Company of any such proceeding which shall remain undismissed for sixty (60) days, or failure by the Company to promptly have discharged any execution, garnishment or attachment of such consequence as would impair the ability of the Company to carry on its operations at the Project, or assignment by the Company for the benefit of creditors, or the entry by the Company into an agreement of composition with its creditors or the failure generally by the Company to pay its debts as they become due.

           (d) The occurrence of an Event of Default under the Financing Agreement.

      Section  8.2.  Remedies on Default.  Whenever  any Default  referred to in
Section 8.1 hereof shall have happened and be continuing, the Bondholder, or the Issuer with the written consent of the Bondholder, may take one or any combination of the following remedial steps:

            (a) If the Bondholder has declared the Bond immediately due and payable pursuant to Section 5.02 of the Financing Agreement, by written notice to the Company, declare an amount equal to all amounts then due and payable on the Bond, whether by acceleration of maturity (as provided in the Financing Agreement) or otherwise, to be immediately due and payable as liquidated damages under this Agreement and not as a penalty, whereupon the same shall become immediately due and payable;

           (b) Declare the principal of the Note to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Agreement or in the Note to the contrary notwithstanding; or

           (c) Take whatever action at law or in equity may appear necessary or desirable to collect the amounts then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

      Any amounts collected pursuant to action taken under this Section shall be paid first to the Bondholder to the extent necessary to pay all indebtedness then outstanding, and thereafter to the Issuer; it being understood, that notwithstanding any other provision of this Agreement, any amounts collected upon default, shall be applied first to any amounts due to the Issuer's attorney for fees and expenses as provided in Section 8.4 hereof.

      Section 8.3. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer or the Bondholder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Bondholder to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be required in this Article. Such rights and remedies as are given the Issuer hereunder shall also extend to the Bondholder, and the Bondholder, subject to the provisions of the Financing Agreement, shall be entitled to the benefit of all covenants and agreements herein contained.

     Section 8.4. Agreement to Pay Attorneys' Fees and Expenses. If the Company should default under any of the provisions of this Agreement and the Issuer should employ attorneys or incur other expenses for the collection of payments required hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Issuer the reasonable fee of such attorneys and such other expenses so incurred by the Issuer.

      Section 8.5. No Additional Waiver Implied by One Waiver. If any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.


                                    ARTICLE 9

                            Prepayment and Redemption

      Section 9.1. Prepayment and Redemption. The Company shall have the option to prepay its obligations hereunder and under the Note at the times and in the amounts as necessary to exercise its option to cause the Bond to be redeemed as set forth in Section 4.02 of the Financing Agreement and Section 7.3 of this Agreement. The Issuer, at the request of the Company, shall forthwith take all steps (other than the payment of the money required for such redemption) necessary under the applicable redemption provisions of the Financing Agreement to effect redemption of all or part of the Bond, as may be specified by the Company, on the date established for such redemption.


                                   ARTICLE 10

                                  Miscellaneous

      Section 10.1. Term of Agreement. This Agreement shall remain in full force and effect from the date hereof to and including January 1, 2020, or until such time as all indebtedness, all fees and expenses of the Issuer and all amounts payable to the Bondholder under the Financing Agreement shall have been fully paid.

      Section 10.2. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered mail, postage prepaid, addressed as follows:

If to the Issuer:        State Industrial Development Authority
                    105-N State Capitol
                            Montgomery, Alabama 36130
                           Attention: Finance Director

If to the Company:       ADTRAN, Inc.
                             901 Explorer Boulevard
                         Huntsville, Alabama 35806-2807
                    Attention: Chairman of the Board

If to the Bondholder:    First Union National Bank of Tennessee
                             150 Fourth Avenue North
                           Nashville, Tennessee 37219
                   Attention: Timothy B. Fouts and J. Gregory
Bowers

A duplicate copy of each notice, certificate or other communication given hereunder by the Issuer or the Company shall also be given to the Bondholder. The Issuer, the Company, and the Bondholder may, by written notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

      Section 10.3. Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company, the Bondholder and their respective successors and assigns.

      Section 10.4. Severability. If any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

       Section 10.5. Amendments, Changes and Modifications. Subsequent to the issuance of the Bond and prior to its payment in full, and except as otherwise herein expressly provided, this Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Bondholder.

      Section  10.6.   Execution  in   Counterparts.   This   Agreement  may  be
simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      Section 10.7. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State.

      Section 10.8. Captions. The captions and headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Agreement.

      IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

                                     STATE INDUSTRIAL DEVELOPMENT
                                     AUTHORITY


                                     By:  /s/ Ira J. Silverman
[S E A L]
                                     Title: President
Attest:

By:  /s/G. Sage Lyons

Title: Secretary
                                      ADTRAN, INC.


                                      By: /s/Mark C. Smith
[S E A L]
                                     Title: CEO and Chairman of the Board
Attest:

By: /s/Lonnie S. McMillian

Title: Senior Vice President


                                    EXHIBIT A

                                  Project Site


      The following described real estate situated in the City of Huntsville, Madison County, Alabama:

                Lot 5, Block 1, according to the map of survey of Replat of Part of Block 1, Lots 4 & 5, Cummings Research Park West, as recorded in Plat Book 25 at page 82 in the Office of the Judge of Probate of Madison County, Alabama.

                Lots 7 & 8, Block 1 of the Plat of Part of Blocks 1, 4, 5, and 6, Cummings Research Park West, as recorded in Plat Book 22, page 54 Probate Records of Madison County, Alabama.


                                    EXHIBIT B

                                Project Building

      ADTRAN Phase III is a facilities expansion project to meet ADTRAN's growing space requirements due to company growth. The building facilities will be expanded on property already acquired by/for ADTRAN, in Cummings Research Park West, Huntsville, Alabama, including a 21.68 acre site purchased in 1990 and a 14.2 acre site purchased in 1993.

      The Phase III building expansion will include: a 125,000 square foot (M/L), 5-story building for office and laboratory space; a 35,000 square foot (M/L), 1-story building for manufacturing/assembly; a 70,000 square foot 1-story highbay warehouse facility; parking facilities for 1,000 cars; and related site and utility improvements.


                                   EXHIBIT C

                                Project Equipment

     The Equipment will consist, inter alia, of the following:

           (a) All equipment in any of its forms, now or hereafter existing (including, but not limited to, all industrial machinery, computers and related equipment, electronic testing equipment, materials handling equipment, equipment and fixtures, office machinery, furniture, tools, spare parts and building materials) and all goods and other tangible personal property of the Company acquired or to be acquired by the Company in conjunction with the Project.

          (b) to the extent not described above, all fixtures of the Company now or hereafter located on the Project Site;

           (c) Any and all accessions and additions now or hereafter made or added to any of the property described in subparagraphs (a) and (b), above, any substitutions and replacements therefor, and all attachments and improvements now or hereafter placed upon or used in connection therewith, or any part thereof.


                                    EXHIBIT D

                         First Amended and Restated Note

$50,000,000.00                           ______________, ________
                                               ____________, 1997

      FOR VALUE RECEIVED, ADTRAN, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association, with its principal office in the City of Nashville, Tennessee, as assignee under the Financing Agreement described below, or its assigns, the principal amount of

            FIFTY MILLION DOLLARS ($50,000,000.00),

or such lesser amount as may be outstanding hereunder, and to pay interest from the date hereof until payment in full of the unpaid principal balance hereof at times and in amounts corresponding to payments due under the Loan Agreement described below with respect to the Bond described below.

      This note is issued to evidence and secure the loan repayment obligations of the Company under that certain Loan Agreement dated as of January 1, 1995 and amended and restated as of April 25, 1997 (the "Loan Agreement") between the State Industrial Development Authority, a public corporation organized under the laws of the State of Alabama (the "Issuer"), and the Company. The Issuer has issued its Taxable Revenue Bond, Series 1995 (ADTRAN, Inc. Project) (the "Bond") pursuant to that certain Financing Agreement dated as of January 1, 1995 (the "AmSouth Financing Agreement") among the Issuer, ADTRAN, Inc. (the "Company") and AmSouth Bank of Alabama ("AmSouth"). First Union National Bank of Tennessee (the "Bondholder") has agreed to purchase the Bond and to make a further advance to be evidenced by the Bond pursuant to a Financing Agreement dated as of April 25, 1997 (the "Financing Agreement") among the Issuer, the Company and the Bondholder. Pursuant to the Loan Agreement, the Issuer has loaned the proceeds of the Bond to the Company, and the Company has agreed to make loan repayments at times and in amounts sufficient to pay the principal of, premium (if any) and interest on the Bond. Pursuant to the Financing Agreement the Issuer has assigned to the Bondholder substantially all its rights under the Loan Agreement and this note.

      The payments due on this note shall correspond to the payments due under the Loan Agreement with respect to principal of, premium (if any) and interest on the Bond. The terms of payment of principal, premium and interest with respect to the Bond issued under the Financing Agreement (and the corresponding payments under the Loan Agreement) are hereby adopted by reference and made a part of this note as if set out herein in full. The outstanding principal amount of the Bond shall be deemed to be the outstanding principal amount of this note.

      This note shall be subject to prepayment prior to maturity at times and in amounts corresponding to the Financing Agreement provisions with respect to the redemption of the Bond. Any notice of redemption of the Bond shall be deemed to be a notice of prepayment of this note.

      If an event of default occurs and is continuing under the terms of the Loan Agreement, the principal of this note and the interest accrued hereon may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

      IN WITNESS WHEREOF, the Company has caused this note to be executed in its name and on its behalf by the undersigned officer.

                                             ADTRAN, INC.

                         By:

                         Title:

                State Industrial Development Authority (Alabama)
                         Taxable Revenue Bond, Series 1995
                              (ADTRAN, Inc. Project)


       The STATE INDUSTRIAL DEVELOPMENT AUTHORITY, a public corporation organized under the laws of the State of Alabama (the "Issuer"), for value received, hereby promises to pay to the registered owner identified below, or its registered assigns, the principal sum of FIFTY MILLION DOLLARS ($50,000,000), or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Bondholder to the Issuer under the Financing Agreement referred to below, on January 1, 2020, and to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such Advance shall be paid in full, at the rate per annum and on the dates provided in the Financing Agreement. All payments of principal and interest on this bond shall be made in lawful money of the United States of America by wire transfer or other same-day funds to the account designated by the Bondholder, except for the final payment of principal and interest which shall be made only upon surrender of this bond to the Issuer.

      This bond is issued under and pursuant to that certain Financing Agreement dated as of January 1, 1995, as amended and restated by an Amended and Restated Financing Agreement dated as of April 25, 1997 (the "Financing Agreement"), among the Issuer, First Union National Bank of Tennessee, a national banking association, with its principal office in the City of Nashville, Tennessee (the "Bondholder"), and ADTRAN, Inc., a corporation organized under the laws of the State of Delaware (the "Company"). Capitalized terms not otherwise defined herein shall have the meanings assigned in the Financing Agreement.

      Pursuant to the Financing Agreement, the Bondholder has agreed to make a loan or loans (the "Advances") to the Issuer in an aggregate amount not to exceed $50,000,000 for the purpose of financing the costs of acquiring, constructing and equipping of certain office, manufacturing, design, engineering, assembling and distribution facilities referred to in the Financing Agreement as the "Project". As evidence of its repayment obligation with respect to such Advances, the Issuer has issued this bond.

     Pursuant to a Loan Agreement dated as of January 1, 1995, as amended and restated as of April 25, 1997 (the "Loan Agreement"), between the Issuer and the Company, the amounts received as Advances by the Issuer have been and will be loaned by the Issuer to the Company and the Company has agreed to repay such loan or loans at times and in amounts which will be sufficient to pay Debt Service on this bond when due. The Company's repayment obligations under the Loan Agreement are evidenced by the Note.

      Debt Service on this bond is payable solely out of the amounts payable by the Company pursuant to the Loan Agreement. As security for the payment of Debt Service on this bond, the Issuer has assigned and pledged to the Bondholder all right, title and interest of the Issuer in and to the Loan Agreement and the Note (except for certain rights personal to the Issuer).

      THIS BOND IS A LIMITED OBLIGATION OF THE ISSUER PAYABLE SOLELY FROM AMOUNTS PAYABLE BY THE COMPANY UNDER THE LOAN AGREEMENT AND THE NOTE AND SECURED SOLELY BY THE PLEDGED REVENUES. THIS BOND WILL NOT CONSTITUTE AN INDEBTEDNESS OR OTHER LIABILITY OF THE STATE OF ALABAMA OR OF ANY POLITICAL SUBDIVISION THEREOF. NEITHER THE FAITH OR CREDIT OF THE STATE OF ALABAMA NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE PLEDGED TO THE PAYMENT OF THIS BOND OR THE INTEREST THEREON AND THE ISSUANCE OF THIS BOND SHALL NOT DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE THE STATE OF ALABAMA OR ANY POLITICAL SUBDIVISION THEREOF TO APPLY MONEY FOR, OR LEVY OR PLEDGE ANY FORM OF TAXATION WHATEVER TO THE PAYMENT OF, THE PRINCIPAL OF, PREMIUM, IF ANY, OR THE INTEREST ON THIS BOND. THE ISSUER HAS NO TAXING POWER.

      The Issuer may at its option (exercised at the direction of the Company) redeem all or any portion of the principal of this bond (in integral multiples of $5,000) at any time prior to maturity, upon the terms provided in the Financing Agreement.

     The Bondholder shall have the option to tender this Bond for purchase in whole on April 25, 1999 (or such later date as provided under the terms of the Financing Agreement). If not exercised, the Bondholder's right of optional tender shall be extended upon the terms provided in the Financing Agreement.

      If an "Event of Default" as defined in the Financing Agreement shall occur, the principal of this bond may become or be declared due and payable in the manner and with the effect provided in the Financing Agreement.

     This bond is transferable on the Bond Register maintained by the Issuer, upon surrender of this bond for transfer at the office of the Issuer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the registered holder hereof or his attorney duly authorized in writing, and thereupon evidence of such transfer shall be endorsed by the Issuer on the certificate of registration attached hereto.

       No service charge shall be made for any transfer hereinbefore referred to, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Issuer, the Company and any agent of the Issuer or the Company may treat the person in whose name this bond is registered as the owner of this bond for the purpose of receiving payment of Debt Service on this bond and for all other purposes whatsoever, whether or not any payment on this bond is overdue, and, to the extent permitted by law, neither the Issuer, the Company nor any such agent shall be affected by notice to the contrary.

      No covenant or agreement contained in this bond or the Financing Agreement shall be deemed to be a covenant or agreement of any officer, agent or employee of the Issuer, and neither any member of the board of directors of the Issuer nor any officer executing this bond shall be liable personally on this bond or be subject to any personal liability or accountability by reason of the issuance of this bond.

      It is hereby certified, recited and declared that all acts, conditions and things required to be performed by the Issuer precedent to and in the execution and delivery of the Financing Agreement and issuance of this bond do exist, have happened and have been performed in due time, form and manner as required by law.

      IN WITNESS WHEREOF, the Issuer has caused this bond to be duly executed under its corporate seal.

     Dated:  January 13, 1995.

                                    STATE INDUSTRIAL DEVELOPMENT
                                    AUTHORITY


                                    By: /s/ Ira J. Silverman
                                             Its President
[S E A L]

Attest: /s/G.Sage Lyons
            Secretary



                           Certificate of Registration

      This bond is registered on the Bond Register in the name of the last person listed below:

   Date of                    Name of           Signature of Authorized
 Registration              Registered Holder      Officer of Issuer

January 13,               AmSouth Bank of
1995                      Alabama
                          First Union National
                          Bank of Tennessee

                   First Amended and Restated Note

$50,000,000.00                                Birmingham, Alabama
                                                   April 25, 1997

      FOR VALUE RECEIVED, ADTRAN, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association, with its principal office in the City of Nashville, Tennessee, as assignee under the Financing Agreement described below, or its assigns, the principal amount of

            FIFTY MILLION DOLLARS ($50,000,000.00),

or such lesser amount as may be outstanding hereunder, and to pay interest from the date hereof until payment in full of the unpaid principal balance hereof at times and in amounts corresponding to payments due under the Loan Agreement described below with respect to the Bond described below.

      This note is issued to evidence and secure the loan repayment obligations of the Company under that certain Loan Agreement dated as of January 1, 1995 and amended and restated as of April 25, 1997 (the "Loan Agreement") between the State Industrial Development Authority, a public corporation organized under the laws of the State of Alabama (the "Issuer"), and the Company. The Issuer has issued its Taxable Revenue Bond, Series 1995 (ADTRAN, Inc. Project) (the "Bond") pursuant to that certain Financing Agreement dated as of January 1, 1995 (the "AmSouth Financing Agreement") among the Issuer, ADTRAN, Inc. (the "Company") and AmSouth Bank of Alabama ("AmSouth"). First Union National Bank of Tennessee (the "Bondholder") has agreed to purchase the Bond and to make a further advance to be evidenced by the Bond pursuant to a Financing Agreement dated as of April 25, 1997 (the "Financing Agreement") among the Issuer, the Company and the Bondholder. Pursuant to the Loan Agreement, the Issuer has loaned the proceeds of the Bond to the Company, and the Company has agreed to make loan repayments at times and in amounts sufficient to pay the principal of, premium (if any) and interest on the Bond. Pursuant to the Financing Agreement the Issuer has assigned to the Bondholder substantially all its rights under the Loan Agreement and this note.

      The payments due on this note shall correspond to the payments due under the Loan Agreement with respect to principal of, premium (if any) and interest on the Bond. The terms of payment of principal, premium and interest with respect to the Bond issued under the Financing Agreement (and the corresponding payments under the Loan Agreement) are hereby adopted by reference and made a part of this note as if set out herein in full. The outstanding principal amount of the Bond shall be deemed to be the outstanding principal amount of this note.

      This note shall be subject to prepayment prior to maturity at times and in amounts corresponding to the Financing Agreement provisions with respect to the redemption of the Bond. Any notice of redemption of the Bond shall be deemed to be a notice of prepayment of this note.

      If an event of default occurs and is continuing under the terms of the Loan Agreement, the principal of this note and the interest accrued hereon may be declared due and payable in the manner and with the effect provided in the Loan Agreement.

      IN WITNESS WHEREOF, the Company has caused this note to be executed in its name and on its behalf by the undersigned officer.

                                             ADTRAN, INC.

                                     By:  /s/ John R. Cooper

                                    Title: Vice President and CFO

                            INVESTMENT AGREEMENT

                 This Investment Agreement ("Agreement") is entered into as of the 25th day of April , 1997, by and among ADTRAN, INC. (the "Borrower"), a Delaware corporation; FIRST UNION NATIONAL BANK OF TENNESSEE (the "Bondholder"), a national banking association; and AMSOUTH BANK OF ALABMA (the "Participant"), an Alabama banking corporation.

                               W I T N E S S E T H

          WHEREAS, concurrently with the execution hereof, the State Industrial Development Authority for the State of Alabama (the "Issuer") has issued its Taxable Revenue Bond, Series 1995 (ADTRAN, Inc. Project) in the principal amount of Fifty Million and No/100 ($50,000,000.00) (the" Bond") to the Bondholder pursuant to that First Amended and Restated Financing Agreement (the "Financing Agreement") dated as of April 25, 1997 among the Issuer, the Bondholder and the Borrower; and

          WHEREAS, concurrently with the execution hereof, the Borrower and the Issuer have entered into that First Amended and Restated Loan Agreement (the "Loan Agreement") dated as of April 25, 1997, and the Issuer has assigned to the Bondholder all of the rights of the Issuer under the Loan Agreement with the intention that the Bondholder enjoy all of the rights of the Issuer therunder except to the extent of certain rights reserved with respect to certain rights to notice and "Additional Payments," as defined in the Financing Agreement; and

          WHEREAS, concurrently with the execution hereof, as further evidence of its obligations to the Bondholder arising under the Loan Agreement, the Borrower has executed that First Amended and Restated Note (the "Note") dated April 25, 1997 payable to the order of the Bondholder in the maximum principal amount of Fifty Million and No/100 Dollars ($50,000,000.00); and

          WHEREAS, concurrently with the execution hereof, the Participant has acquired a participation interest in the Bond; and WHEREAS, one condition to the Bondholder's agreement to purchase the Bond is that the Borrower shall grant a first priority lien upon certain deposit accounts maintained with the Bondholder and the Participant to secure the payment of the Note and the Loan Agreement: and

          WHEREAS, it is a further condition to the Bondholder's agreement to purchase the Bonds that the deposits pledged to secure the Note and the Loan Agreement be derived from sources other than the proceeds of the Bond; and

          WHEREAS, the Borrower desires assurances that, should either the Bondholder or the Participant fail in its obligation to pay to the Borrower the amount deposited with them and pledged to secure the payment of the Note and the Loan Agreement upon the payment in full of those obligations, the Borrower will have the right to set off the amount of the deposited funds against the balance due under the Note and the Loan Agreement:

          NOW, THEREFORE, as an inducement to cause the Bondholder to purchase the Bond, as an inducement to cause the Participant to acquire a participation interest in the Bond, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:


          1. ESTABLISHMENT AND MAINTENANCE OF BONDHOLDER ACCOUNT. Prior to or concurrently with the execution of this Agreement, the Borrower has established a commercial money market deposit account with the Bondholder bearing the account number 2020000174613 (the "Bondholder Account") in the amount of Thirty Million and No/100 Dollars ($30,000,000.00). The Bondholder Account has been established in the name of the Borrower and is and shall be subject to the restriction that the Borrower shall have no access to the deposited funds absent the consent of the Bondholder. The interest rate on the Bondholder Account shall change no more often than once per month. The Bondholder shall notify the Participant as these changes occur.

          2. ESTABLISHMENT AND MAINTENANCE OF PARTICIPANT ACCOUNT. Prior to or concurrently with the execution of this Agreement, the Borrower has established a certificate of deposit with the Participant bearing the account number 28455029 (together with all subsequent certificates of deposit funded with the proceeds of the initial certificate of deposit, the "Participant Account") in the amount of Twenty Million and No/100 Dollars ($20,000,000.00). The Participant Account has been established in the name of the Borrower and is and shall be subject to the restriction that the Borrower shall have no access to the deposited funds absent the consent of the Participant and the Bondholder. The Participant Account shall bear the same rate of interest as the Bondholder Account.

          3. SOURCE OF DEPOSITED FUND. Funds deposited by the Borrower to establish the Bondholder Account and the Participant Account (collectively the "Deposit Accounts") shall not be funds that are proceeds of the Bond.

          4. DEFINITION OF SECURED INDEBTEDNESS. As used herein, "Secured Indebtedness" shall mean all present and future debts and other obligations of the Borrower evidenced by the Note and the Loan Agreement, as they may hereafter be amended, modified, extended, renewed or restated, and all obligations arising hereunder.

          5. SECURITY INTEREST; ASSIGNMENT. To secure the payment of the Secured Indebtedness, the Borrower hereby assigns to the Bondholder and grants the Bondholder a lien and security interest upon the Deposit Accounts and all replacement accounts, however, denominated, and all proceeds thereof (collectively the "Accounts").

          6.  WARRANTIES.   The Borrower warrants and represents to the
Bondholder and the Participant the following:

              a. TITLE. The Borrower is the sole legal and equitable owner of the Accounts.

              b. NO ENCUMBRANCES. The Accounts are not subject to any assignment, lien or other encumbrance other than rights in favor of the Bondholder and the Participant pursuant to this Agreement.

              c. VALID LIEN. This Agreement provides the Bondholder with a valid first priority assignment of and lien interest in the Accounts.

           7.  COVENANTS. The Borrower covenants with the Bondholder as follows:

               a.  NO TRANSFER.   The Borrower shall not sell or assign the
Accounts in whole or in part and will not grant or allow any other lien or encumbrance to attach thereto.

               b. NO WITHDRAWAL. The Borrower shall not withdraw any funds from the Accounts or convert the Accounts to any other savings instrument or account, in whole or in part, without the prior specific written approval of the Bondholder; provided, however, (i) in the absence of an Event of Default hereunder, the Borrower shall be entitled to receive interest accrued on the Accounts as such interest would normally become payable under the terms and conditions of the respective account contracts, and (ii) the Borrower may at any time use funds from the Accounts to prepay the Secured Indebtedness, in whole or in part.

          8. PERFECTION. The Borrower acknowledges and agrees that the Bondholder Account is a bank deposits that is not presently subject to Article 9 of the Uniform Commercial Code as adopted in either Tennessee or Alabama and that the Bondholder's security interest therein is duly protected against lien creditors of the Borrower, bond fide purchasers from the Borrower and the rights of the Borrower or a Trustee for Borrower under any filing under the Bankruptcy Code by the absolute control of the Bondholder as to the right of withdrawal from the Bondholder Account. The Borrower acknowledges and agrees that the certificate of deposit evidencing the Participant Account is an "instrument" under Alabama law for the purpose of perfection and that possession of the certificate evidencing the Participant Account from time to time is the appropriate means of perfecting a security interest therein. Bondholder hereby appoints Participant as the agent of Bondholder for the purposes of possessing the original certificates of deposit issued with respect to the Participant Account for the purpose of perfecting Bondholder's security interest therein by possession. Should the Bondholder in the future determine that the filing of a financing statement or other action is necessary or desirable as further evidence of the perfection of the interest of the Bondholder in the Accounts, the Borrower shall bear all costs of the preparation and filing of such financing statements or the taking of such other action, including the reasonable fees and expenses of the Bondholder's attorneys.

          9. THE BONDHOLDERS' RIGHT OF SETOFF. As a further inducement to the Bondholder to purchase the Bond, the Borrower hereby grants to the Bondholder (and acknowledges the existence of) the right of setoff against the Bondholder Account and grants to the Bondholder (and acknowledges the existence of) a banker's lien against the Bondholder Account, both of which rights serve as additional security for the Secured Obligations.

          10. THE PARTICIPANT'S RIGHT OF SETOFF. As an inducement to the Participant to purchase a participation interest in the Bond, the Borrower hereby grants to the Participant (and acknowledges the existence of) the right of setoff against the Participant Account and grants to the Participant (and acknowledges the existence of) a banker's lien against the Participant Account, both of which rights serve as additional security for the Secured Obligations.

          11. THE BORROWER'S RIGHT OF SETOFF AGAINST THE BONDHOLDER. The Bondholder hereby grants to the Borrower and acknowledges the existence of the Borrower's right to set off the balance of the Bondholder Account against and to the reduction of all or part of the balance of the Secured Indebtedness in the event that the Bondholder should fail to pay to the Borrower the funds in the Bondholder Account upon the tender of full payment of the Secured Indebtedness or upon the tender of partial payment thereof, to the extent such partial payment is then allocated to the Bondholder's interest in the Bond by agreement with the Participant.

          12. THE BORROWER'S RIGHT OF SETOFF AGAINST THE PARTICIPANT. The Participant hereby grants to the Borrower and acknowledges the existence of the Borrower's right to set off the balance of the Participant Account against and to the reduction of all or part of the Participant Account in the event that the Participant should fail to pay to the Borrower the funds in the Participant Account upon the tender of full payment of the Secured Indebtedness or upon the tender of partial payment thereof, to the extent such partial payment is then allocated to the Participant's interest in the Bond by agreement with the Bondholder. For this purpose, the parties agree that the funds owed by the Borrower under the Note and the Loan Agreement shall be regarded as funds owed directly to the Participant to the extent of the Participant's participation interest therein and the Bondholder agrees to credit against the Secured Indebtedness any amount applied thereto through the Participant's exercise of this right.

          13. WARRANTY OF THE BONDHOLDER. The Bondholder represents and warrants that this Agreement constitutes a legal, valid and binding obligation of the Bondholder and is enforceable against the Bondholder in accordance with its terms, except as enforcement hereof may be limited by (i) bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights and (ii) general principles of equity, including the exercise of judicial discretion in appropriate cases.

          14. EVENT OF DEFAULT DEFINED. The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement.

               a. FINANCING AGREEMENTS. The occurrence of an Event of Default under the Financing Agreement, the Loan Agreement or the Note.

               b. MONETARY DEFAULT.   The Borrower's failure to pay any amount
due to the Bondholder under this Agreement within five (5) days of demand.

               c. BREACH OF COVENANT.   The Borrower's failure to perform or
observe any obligation or covenant made herein with respect to the Secured Indebtedness.

               d. BREACH OF WARRANTY. The Borrower's making of any representation or warranty in connection with this Agreement or the Secured Indebtedness that is materially false.

          15. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Even of Default hereunder, the Bondholder (and the Participant as to the right of setoff) may pursue any or all of the following remedies without any notice to the Borrower except as required below:

               a. WITHDRAWAL FROM ACCOUNTS. The Bondholder may withdraw some or all of the funds in either or both of the Accounts and apply the proceeds thereof to the Secured Indebtedness. The Borrower hereby appoints the Bondholder as the Borrower's attorney-in-fact for the purpose of withdrawing funds from the Accounts in such event.

               b. EXERCISE OF SETOFF   Either or both of the Bondholder and the
Participant may exercise its right of setoff and lien against the Accounts.

               c. OTHER REMEDIES.   The Bondholder may pursue any other remedy
that may be available to it under any other document pertaining to the Secured Indebtedness or that may otherwise be available to the Bondholder at law or equity.

               d. APPLICATION OF PROCEEDS. All amounts received by the Bondholder for the Borrower's account by exercise of its remedies hereunder shall be applied as follows: First, to the payment of all expenses incurred by the Bondholder in exercising its rights hereunder, including attorney's fees, and any other expenses due the Bondholder from the Borrower; Second, to the payment of all interest included in the Secured Indebtedness, in such order as the Bondholder may elect; Third, to the payment of all principal included in the Secured Indebtedness, in such order as the Bondholder may elect; and Fourth, surplus to the Borrower or other party entitled thereto.

          16. PARTICIPATION AGREEMENT. As between the Bondholder and the Participant, certain provisions hereof are subject to additional agreements set forth in that Participation Agreement dated as of the date hereof between the Bondholder and the Participant,as it may hereafter be amended from time to time.

          17. EXPENSES Upon demand, the Borrower will advance to the Bondholder or, at the Bondholder's option, reimburse the Bondholder for, the following expenses:

               a. TAXES. All taxes that the Bondholder may be required to pay because of the Secured Indebtedness (excluding taxes based upon the net income of the Bondholder) or because of the Bondholder's interest in any property securing the payment of the Secured Indebtedness;

               b. ADMINISTRATION. All expenses that the Bondholder may incur in connection with the preparation, execution, administration or enforcement of this Agreement or of any other document pertaining to the Secured Indebtedness;

               c. PROTECTION OF COLLATERAL. All cost of preserving or disposin of any collateral securing the Secured Indebtedness;

               d. COST OF COLLECTION. All court cost and other cost of collecting any debt, overdraft or other obligation included in the Secured Indebtedness, including compensation for time spent by employees of the Bondholder;

               e. LITIGATION. All cost arising from any litigation, investigation, or administrative proceeding (whether or not the Bondholder is a party thereto) that the Bondholder may incur as a result of the Secured Indebtedness or as a result of the Bondholder's association with the Borrower, including, but not limited to, expenses incurred by the Bondholder in connection with a case or proceeding involving the Borrower under any chapter of the Bankruptcy Code or any successor statute thereto;

               f. ATTORNEYS FEES. Reasonable attorneys' fees incurred in connection with any of the foregoing.

If the Bondholder pays any of the foregoing expenses, they shall become a part of the Secured Indebtedness and shall bear interest at the highest rate applicable to the Secured Indebtedness from time to time. This paragraph shall remain in full effect regardless of the full payment of the Secured Indebtedness, the purported termination of this Agreement, the delivery of the executed original of this Agreement to the Borrower, or the content or accuracy of any representation made by the Borrower to the Bondholder; provided, however, the Bondholder may terminate this paragraph by executing and delivering to the Borrower a written instrument of termination specifically referring to this paragraph.

          18. CONSENT TO JURISDICTION. The Borrower hereby irrevocably consents to the jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which the Bondholder may be a party and which concerns this Agreement or the Secured Indebtedness. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless the Bondholder agrees to the contrary in writing. This provision shall apply to those matters for which judicial proceedings are appropriate under the arbitration provision set forth below, and does not limit the effect of the arbitration provision in any way.

          19. NOT PARTNERS; NO THIRD PARTY BENEFICIARIES. Nothing contained herein or in any related document shall be deemed to render the Bondholder a partner of the Borrower for any purpose. This Agreement has been executed for the sole benefit of the Bondholder and the Participant, and no third party is authorized to rely upon the Bondholder's rights hereunder or to rely upon any assumption that the Bondholder has or will exercise its rights under this Agreement or under any document referred to herein.


          20. NO MARSHALING OF ASSETS. The Bondholder may proceed against collateral securing the Secured Indebtedness and against parties liable therefor in such order as it may elect, and neither the Borrower nor any creditor of the Borrower shall be entitled to require the Bondholder to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

          21. NOTICES. Any communications concerning this Agreement or the credit described herein shall be addressed as provided in the Financing Agreement and further, to the Participant, as follows:

               AmSouth Bank of Alabama
               200 West Clinton Avenue
               Huntsville, Alabama 35801

          22. NO RELIANCE ON THE BONDHOLDER'S ANALYSIS. The Borrower acknowledges and represents that, in connection with the Secured Indebtedness, the Borrower has not relied upon any financial projection, budget, assessment or other analysis by the Bondholder or upon any representation by the Bondholder as to the risks, benefits or prospects of the Borrower's business activities or present or future capital needs incidental thereto, all such considerations having been examined fully and independently by the Borrower.

          23. LEGAL AND BINDING AGREEMENT. The Borrower warrants that the execution and performance of this Agreement will not violate any judicial or administrative order or governmental law or regulation, and that this Agreement is valid, binding and enforceable in every respect according to its terms, subject to principles of equity and laws applicable to the rights of creditors generally, including bankruptcy laws.

          24. NO CONSENT REQUIRED. The Borrower warrants that the Borrower's execution, delivery and performance of this Agreement do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority, except for the Issuer, to whom such notice has been given.

          25. INDULGENCE NOT WAIVER. The Bondholder's indulgence in the existence of an Event of Default hereunder or any other departure from the terms of this Agreement shall not prejudice the Bondholder's rights to declare an Event of Default or otherwise demand strict compliance with this Agreement.

          26. CUMULATIVE REMEDIES. The remedies provided the Bondholder in this Agreement are not exclusive of any other remedies that may be available to the Bondholder under any other document or at law or equity.

          27. AMENDMENT AND WAIVER IN WRITING. No provision of this Agreement can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

          28. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties except that the Borrower shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of the Bondholder. Any attempted assignment or delegation by the Borrower without the required prior consent shall be void.

          29. ENTIRE AGREEMENT. This Agreement and the other written agreements among the parties represent the entire agreement among the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

          30.  SEVERABILITY.   Should any provision of this Agreement be invalid
or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.


          31. TIME OF ESSENCE. Time is of the essence of this Agreement, and all dates and time periods specified herein shall be strictly observed, except that the Bondholder may permit specific deviations therefrom by its written consent.

          32. APPLICABLE LAW. The validity, construction and enforcement of this Agreement shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely within that state. In this regard, it is acknowledged that the Note, Loan Agreement and Financing Agreement are governed by the substantive laws of the State of Alabama, and the parties wish for Tennessee law to apply hereto because the Bondholder Account is located in the State of Tennessee, where the Bondholder has its places of business and where all payments on the Secured Indebtedness are due.

          33. GENDER AND NUMBER. Words used herein indicating gender or number shall be read as context may require

          34. CAPTIONS NOT CONTROLLING. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

          35. ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and any other of the Financing Documents (as defined in the Financing Agreement) ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brough as class actions, claims arising from Financing Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement. Notwithstanding the foregoing, this arbitration provision shall not apply to any dispute between the Bondholder and the Participant to which the Borrower is not a substantive party.

          Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rues (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Nashville, Tennessee. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less that $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

          Notwithstanding the preceding binding arbitration provisions, the Bondholder, the Participant and the Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Bondholder, the Participant and the Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Financing Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including set-off and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and
(iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a part in a Dispute.

          The Borrower and the Participant each agree with the Bondholder and the Bondholder agrees with each of the Borrower and the Participant that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.



          Executed as of the date first written above.


                                  ADTRAN, INC.


                              By:   /s/ John R. Cooper
                                       John R. Cooper

                              Title: Vice President


                            FIRST UNION NATIONAL BANK
                                  OF TENNESSEE


                            By: /s/ Timothy B. Fouts
                                       Timothy B. Fouts

                              Title:   Vice President


                             AMSOUTH BANK OF ALABAMA


                              By:  /s/ Randall S. Phillips
                                       Randall S. Phillips

                                       Title: Vice President

                    RESOLUTION AUTHORIZING AMENDMENT OF DOCUMENTS
                RELATING TO $50,000,000 TAXABLE REVENUE BOND, SERIES 1995
                               (ADTRAN, INC. PROJECT)

     WHEREAS, the State Industrial Development Authority (the "Authority") has heretofore issued its Taxable Revenue Bond, Series 1995 (ADTRAN, Inc. Project) in an authorized principal amount of $50,000,000 (the "Original Bond") pursuant to that certain Financing Agreement dated as of January 1, 1995 among the Authority, Adtran, Inc., a corporation organized under the laws of the State of Delaware (the "Company") and AmSouth Bank of Alabama ("AmSouth") (the "Original Financing Agreement");


     WHEREAS, First Union National Bank of Tennessee, a national banking association, with its principal office in the City of Nashville, Tennessee (the "Bondholder") has now agreed to purchase the Original Bond from AmSouth, and to make a further Advance to the Authority in an aggregate amount not to exceed $50,000,000 total authorized amount (including the Advance under the Original Financing Agreement) in order to complete the financing of the Project;

      WHEREAS,the Authority, the Bondholder and the Company have agreed to enter into a First Amended and Restated Financing Agreement dated as of April 25, 1997 whereby the Authority will issue its Amended and Restated Taxable Revenue Bond Series 1995 (ADTRAN, Inc. Project) in an authorized principal amount of $50,000,000 (the "Amended and Restated Bond"); the Original Bond as amende and restated by the Amended and Restated Bond is herein referred to as the "Bond"; the Original Financing Agreement as amended and restated by the Amended and Restated Financing Agreement is herein referred to as the "Financing Agreement"; the Bond will continue to evidence the limited obligation of the Authority to repay Advances;

     WHEREAS, the Authority and the Company have heretofore entered into that certain Loan Agreement dated as of January 1, 1995 (the "Original Loan Agreement"); in connection with the execution and delivery of the Amended and Restated Financing Agreement, the Authority and the Company have agreed to enter into a First Amended and Restated Loan Agreement dated as of April 25, 1997 (the "Amended and Restated Loan Agreement"; the Original Loan Agreement as amended and restated by the Amended and Restated Loan Agreement is herein referred to as the "Loan Agreement"), whereby the Authority will agree to loan the proceeds of the Bond to the Company, and the Company will agree to make loan repayments sufficient to pay the principal of, premium (if any) and interest on the Bond ("Debt Service") when due; as evidence of its obligation to make loan repayments with respect to Debt Service on the Original Bond, the Company has issued its note (the "Original Note") and, in connection with the execution and delivery of the Amended and Restated Financing Agreement, will issue its amended and restated note (the "Amended and Restated Note") as provided in the Amended and Restated Loan Agreement; the Original Note as amended and restated by the Amended and Restated Note is herein referred to as the "Note"

     WHEREAS, the Bond is a limited obligation of the Authority payable solely out of the payments by the Company pursuant to the Loan Agreement and the Note (the "Pledged Revenues");

     WHEREAS, as security for the payment of Debt Service on the Bond, the Authority shall assign and pledge to the Bondholder all right, title and interest of the Authority in and to the Pledged Revenues, the Loan Agreement and the Note (except for certain rights personal to the Authority);

     WHEREAS, it is contemplated by the parties that in connection with the execution and delivery of the Amended and Restated Financing Agreement (i) the Bondholder shall purchase the Original Bond from AmSouth as provided in the Amended and Restated Financing Agreement, (ii) the Authority shall transfer the Original Bond to the Bondholder pursuant to the requirements of the Agreement, by issuing the Amended and Restated Bond provided for under the Amended and Restated Financing Agreement, (iii) an Advance will be made pursuant to the Amended and Restated Financing Agreement in the principal amount of $30,000,000,
(iv) the Company shall issue the Amended and Restated Note to the Bondholder under the terms of the Amended and Restated Loan Agreement, (v) the Original Bond shall be delivered to the Authority and cancelled, (vi) the Bondholder will sell a participation interest in the Bond evidencing the outstanding Advances to AmSouth pursuant to a Participation Agreement dated April 25, 1997, between the Bondholder and AmSouth, and (vii) upon completion of the transaction described therein and herein, Advances in the total authorized amount of $50,000,000 will be outstanding under the Financing Agreement;

     WHEREAS, copies of the proposed Amended and Restated Financing Agreement and Amended and Restated Loan Agreement (herein the "Financing Documents") have been presented to, considered and approved by the Board of Directors of the Authority; and

     WHEREAS, the Board of Directors of the Authority, upon evidence submitted to and considered by it, has found and determined that the acquisition, construction and equipping of the Facilities is in furtherance of the objects and powers of the Authority and the purposes for the existence of the Authority under the laws of the State of Alabama pursuant to which the Authority is organized and will promote (i) the increased development and growth of industry in the state and (ii) the creation of new jobs within the state;

     NOW, THEREFORE, BE IT RESOLVED BY THE BOARD OF DIRECTORS OF THE AUTHORITY, as follows:

          1. The Board of Directors does hereby approve, authorize, ratify and confirm (i) the issuance of the Amended and Restated Bond, (ii) the execution and delivery by the Authority of the Financing Documents and
     (iii) the consummation of all other transactions described in the recitals to this resolution and contemplated by the Financing Documents (the "Plan of Financing").

          2. The President or Vice-President of the Authority, is hereby authorized and directed to execute and deliver the Financing Documents to which the Authority will be a party in substantially the form presented to the Board of Directors at this meeting with such changes or additions thereto or deletions therefrom as the officer executing the same shall approve, which approval shall be conclusively evidenced by his execution of such instruments. The Secretary of the Authority, is hereby authorized and directed to affix the corporate seal of the Authority to such instruments and to attest the same.

          3. The Amended and Restated Bond shall be issued under the Financing Agreement as therein provided. The Amended and Restated Bond shall be in the form and shall contain the terms and provisions provided in the Financing Agreement. To the extent the Financing Agreement provides alternative methods for execution of the Amended and Restated Bond, the officers of the Authority executing the Amended and Restated Bond are hereby authorized to select the method of execution. The President or the Vice President of the Authority is hereby authorized and directed to execute the Amended and Restated Bond on behalf of the Authority, and the Secretary of the Authority is hereby authorized and directed to affix the official corporate seal of the Authority to the Amended and Restated Bond and to attest the same. Upon delivery to the Authority of the Original Bond for cancellation, the officers executing the Amended and Restated Bond are hereby authorized and directed to deliver the Amended and Restated Bond so executed to the Bondholder.

          4. The Amended and Restated Bond shall be sold to the Bondholder on the terms and conditions contained in the Financing Agreement.

          5. The officers of the Authority and any person or persons designated and authorized by any officer of the Authority to act in the name and on behalf of the Authority, or any one or more of them, are authorized to do and perform or cause to be done and performed in the name and on behalf of the Authority such other acts, to pay or cause to be paid on behalf of the Authority such related costs and expenses, and to execute and deliver or cause to be executed and delivered in the name and behalf of the Authority such other notices, requests, demands, directions, consents, approvals, orders, applications, certificates, agreements, further assurances, or other instruments or communications, under the corporate seal of the Authority, or otherwise, as they or any of them may deem necessary, advisable, or appropriate in order to (i) complete the Plan of Financing,
     (ii) carry into effect the intent of the provisions of this resolution and the Financing Documents, and (iii) demonstrate the validity of the Amended and Restated Bond and the absence of any pending or threatened litigation with respect to the Bond, the Financing Documents and the Plan of Financing.

          6. Each act of any officer or officers of the Authority or any person or persons designated and authorized to act by the Board of Directors or any officer of the Authority, which act would have been authorized by the foregoing provisions of this resolution except that such action was taken prior to the adoption of this resolution, is hereby ratified, confirmed, approved and adopted.

          7. The firm of Maynard, Cooper & Gale,P.C. is hereby confirmed as bond counsel and the firm of Hand Arendall, L.L.C.is hereby confirmed as counsel to the Authority

     8. This resolution shall take effect immediately upon its

                           RESOLUTIONS OF THE BOARD OF
                            DIRECTORS OF ADTRAN, INC.
                            Adopted on April 23, 1997


      WHEREAS, the Board of Directors of ADTRAN, Inc. (the "Company") has determined that it is in the best interest of the Company to authorize the execution and delivery of (i) an Amended and Restated Financing Agreement (the "Financing Agreement") dated April 25, 1997, among the Company, the State Industrial Development Authority, a public corporation under the laws of Alabama (the "Authority") and First Union National Bank of Tennessee (the "Bondholder"),
(ii) an Amended and Restated Loan Agreement dated April 25, 1997 (the "Loan Agreement") between the Authority and the Company, (iii) an Investment Agreement among the Company, the Bondholder and AmSouth Bank of Alabama dated April 25, 1997 (the "Investment Agreement"), and (iv) an Amended and Restated Note dated April 25, 1997 (the "Note") from the Company to the Bondholder, as assignee of the Authority (said Financing Agreement, Loan Agreement, Investment Agreement and Note being hereinafter together called the "Financing Documents").

      WHEREAS, the Financing Documents are being executed and delivered in connection with the issuance by the Authority of its Taxable Revenue Bond, Series 1997 (ADTRAN, Inc. Project) in the principal amount of $50,000,000 (the "Bond"), for the purpose of paying a portion of the costs of acquiring, constructing and equipping certain office, manufacturing, design, engineering and distribution facilities (the "Facilities") in Huntsville, Alabama, for use by the Company;

      WHEREAS, the Authority and the Company will enter into the Loan Agreement providing that the proceeds of the Bond shall be loaned to the Company for the purpose of acquiring, constructing and equipping the Facilities; as evidence of and as security for the Company's obligations under the Loan Agreement, the Company will issue the Note in the principal amount of $50,000,000, payable to the Bondholder as assignee of the Authority; the Note will be payable at times and in amounts corresponding to the payment of debt service on the Bond; payments by the Company under the Loan Agreement will be credited against the payments due under the Note; pursuant to the Financing Agreement, the Authority will assign and pledge to the Bondholder all the Authority's rights under the Loan Agreement, except for certain rights relating to indemnification, reimbursement of expenses and receipt of notices and other communications;

      WHEREAS, copies of the Financing Documents have been presented to, considered and approved by the Board of Directors; and

      WHEREAS, the Board of Directors, upon evidence submitted to and considered by it, has found and determined that the acquisition, construction and equipping of the Facilities and the execution and delivery of the Financing Documents are in the best interest of the Company;

      NOW, THEREFORE, BE IT RESOLVED BY THE BOARD OF DIRECTORS OF THE COMPANY, as follows:

           1. The Board of Directors does hereby approve, authorize, ratify and confirm the execution and delivery by the Company of the Financing Documents and the consummation of all other transactions described in the recitals to this resolution and contemplated by the Financing Documents (the "Plan of Financing").

           2. Mark C. Smith, Chairman of the Board and Chief Executive Officer of the Company, is hereby authorized and directed to execute and deliver the Financing Documents to which the Company will be a party in substantially the form presented to the Board of Directors at this meeting with such changes or additions thereto or deletions therefrom as he shall approve, which approval shall be conclusively evidenced by his execution of such instruments. Lonnie S. McMillian, Secretary of the Company, is hereby authorized and directed to affix the corporate seal of the Company to such instruments and to attest the same.

          3. The officers of the Company and any person or persons designated and authorized by any officer of the Company to act in the name and on behalf of the Company, or any one or more of them, are authorized to do and perform or cause to be done and performed in the name and on behalf of the Company such other acts, to pay or cause to be paid on behalf of the Company such related costs and expenses, and to execute and deliver or cause to be executed and delivered in the name and behalf of the Company such other notices, requests, demands, directions, consents, approvals, orders, applications, certificates, agreements, further assurances, or other instruments or communications, under the corporate seal of the Company, or otherwise, as they or any of them may deem necessary, advisable, or appropriate in order to (i) complete the Plan of Financing,
     (ii) carry into effect the intent of the provisions of this resolution and the Financing Documents, and (iii) demonstrate the absence of any pending or threatened litigation with respect to the Bond, the Financing Documents and the Plan of Financing.

           4. Each act of any officer or officers of the Company or any person or persons designated and authorized to act by the Board of Directors or any officer of the Company, which act would have been authorized by the foregoing provisions of this resolution except that such action was taken prior to the adoption of this resolution, is hereby ratified, confirmed, approved and adopted.